Securities Act File No.   333-173642

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

DREYFUS RESEARCH GROWTH FUND, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date(s) as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

DREYFUS RESEARCH GROWTH FUND, INC.

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Exhibit A – Form of Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Acquiring Fund and the Funds
Item 6.	Information About the Funds Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Acquiring Fund and the Funds
Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Joint Special Meeting of Shareholders; Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Pages	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Research Growth Fund, Inc. dated July 1, 2010(1)
Item 13.	Additional Information About the Funds Being Acquired
Statement of Additional Information of Dreyfus Alpha Growth Fund, a series of Dreyfus Manager Funds I, dated August 1, 2010(2); Statement of Additional Information of Dreyfus Research Core Fund, a series of Dreyfus Manager Funds I, dated August 1, 2010(3); Statement of Additional Information of Dreyfus Equity Growth Fund, a series of Dreyfus Funds, Inc., dated May 1, 2011(4)

Item 14.	Financial Statements
Annual Report of Dreyfus Alpha Growth Fund, a series of Dreyfus Manager Funds I, dated March 31, 2010(5); Semi-Annual Report of Dreyfus Alpha Growth Fund, a series of Dreyfus Manager Funds I, dated September 30, 2010(6); Annual Report of Dreyfus Research Core Fund, a series of Dreyfus Manager Funds I, dated March 31, 2010(7); Semi-Annual Report of Dreyfus Research Core Fund, a series of Dreyfus Manager Funds I, dated September 30, 2010(8); Annual Report of Dreyfus Equity Growth Fund, a series of Dreyfus Funds, Inc., dated December 31, 2010(9); Annual Report of Dreyfus Research Growth Fund, Inc., dated February 28, 2011(10)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings
_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A, filed June 25, 2010 (File No. 2-33733).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Dreyfus Manager Funds I filed July 28, 2010 (File No. 333-106576).

(3)	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Dreyfus Manager Funds I filed July 28, 2010 (File No. 333-106576).

(4)	Incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A of Dreyfus Funds, Inc. filed on April 28, 2011 (File No. 002-17531).

(5)	Incorporated herein by reference to the Annual Report of Dreyfus Alpha Growth Fund, a series of Dreyfus Manager Funds I, filed May 26, 2010 (File No. 811-21386).

(6)	Incorporated herein by references to the Semi-Annual Report of Dreyfus Alpha Growth Fund, a series of Dreyfus Manager Funds I, filed November 23, 2010 (File No. 811-21386).

(7)	Incorporated herein by reference to the Annual Report of Dreyfus Research Core Fund, a series Dreyfus Manager Funds I, filed May 26, 2010 (File No. 811-21386).

(8)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Research Core Fund, a series Dreyfus Manager Funds I, November 23, 2010 (File No. 811-21386).

(9)	Incorporated herein by reference to the Annual Report of Dreyfus Equity Growth Fund, a series of Dreyfus Funds, Inc., filed March 3, 2011 (File No. 811-01018).

(10)	Incorporated herein by reference to the Annual Report of Dreyfus Research Growth Fund, Inc. filed on April 27, 2011 (File No. 811-01899).

DREYFUS ALPHA GROWTH FUND
DREYFUS EQUITY GROWTH FUND
DREYFUS RESEARCH CORE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Shareholder:

As a shareholder of Dreyfus Alpha Growth Fund, Dreyfus Equity Growth Fund or Dreyfus Research Core Fund (each, a "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow your Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I or Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Funds.  Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund are series of Dreyfus Manager Funds I (the "Trust"), and Dreyfus Equity Growth Fund is a series of Dreyfus Funds, Inc. (the "Company").

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board and the Company's Board that the Funds be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for your Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund.  The Acquiring Fund, like each Fund, normally invests in growth stocks.  In addition, the Acquiring Fund has a generally better performance record and has, or after the reorganizations will have, the same or a lower net annual expense ratio than each Fund.  Management also believes, with respect to each Fund, that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund.

After careful review, the Trust's Board of Trustees and the Company's Board of Directors have unanimously approved the proposed reorganization of each Fund for which they are responsible.  The Trustees and Directors believe, with respect to each Fund for which they are responsible, that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund.  The Acquiring Fund has a generally better performance record and has, or after the reorganizations will have, the same or a lower net annual expense ratio than each Fund.  The Trust's Board of Trustees and the Company's Board of Directors each recommends that you read the enclosed materials carefully and then vote FOR the proposal for your Fund.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganizations is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-554-4611 (holders of Class F shares of Dreyfus Equity Growth Fund should call 1-800-645-6561).

Sincerely,
Bradley J. Skapyak President Dreyfus Manager Funds I Dreyfus Funds, Inc.

May __, 2011

TRANSFER OF THE ASSETS OF
DREYFUS ALPHA GROWTH FUND
DREYFUS EQUITY GROWTH FUND
DREYFUS RESEARCH CORE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS RESEARCH GROWTH FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF MY FUND IS APPROVED?

You will become a shareholder of Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about the Closing Date (as defined below), and will no longer be a shareholder of Dreyfus Alpha Growth Fund ("Alpha Growth"), Dreyfus Equity Growth Fund ("Equity Growth") or Dreyfus Research Core Fund ("Research Core") (each, a "Fund" and collectively, the "Funds"), as the case may be.  You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  If you hold Class A, Class C or Class I shares of a Fund, you will receive the corresponding Class A, Class C or Class I shares of the Acquiring Fund on the Closing Date.  Holders of Class B shares of a Fund will receive Class A shares of the Acquiring Fund on the Closing Date.  Holders of Class F shares of Equity Growth will receive Class Z shares of the Acquiring Fund on the Closing Date.  Your Fund will then cease operations and will be terminated as a series of either Dreyfus Manager Funds I (the "Trust") or Dreyfus Funds, Inc. (the "Company"), as applicable.  The Closing Date is November 7, 2011 for Alpha Growth, November 9, 2011 for Research Core and November 14, 2011 for Equity Growth.  The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION OF MY FUND FOR ME?

The Trust's Board and the Company's Board each believes, with respect to each Fund for which they are responsible, that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Funds with the Acquiring Fund, which will then have substantially more assets than each Fund, Fund shareholders should benefit from more efficient portfolio management.  In addition, the Acquiring Fund has a generally better performance record and has, or after the reorganizations will have, the same or a lower net annual expense ratio than each Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed combined Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and each Fund have similar investment objectives and investment management policies.  The Acquiring Fund seeks long-term capital growth consistent with the preservation of capital as its primary investment objective and current income as its secondary investment objective.  Alpha Growth seeks capital appreciation and Equity Growth seeks long-term growth of capital and income.  Research Core seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500 Index").  Each fund normally invests at least 80% of its net assets in stocks, with Research Core and the Acquiring Fund each investing at least 80% of its net assets in common stocks.  Equity Growth invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the S&P 500 Index, or the Nasdaq Composite Index.  The portfolio managers for Research Core and the Acquiring Fund use a fundamental, bottom-up research process to identify investments for the funds.  Each fund allocates its assets across market sectors, but the Acquiring Fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the Acquiring Fund's benchmark.  Similarly, the portfolio manager for Equity Growth uses a consistent, bottom-up approach that emphasizes individual stock selection and employs a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.  The portfolio managers for Alpha Growth use a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large- and mid-cap growth stocks in the U.S. stock market.  The portfolio managers for Alpha Growth use, and strictly adhere to, a proprietary valuation model that identifies and ranks stocks based on certain factors, including long-term relative valuations, earnings sustainability and behavioral factors, including earnings revisions and share buybacks.  Research Core and the Acquiring Fund may invest up to 25% of their assets in foreign securities, and Equity Growth may up to 30% of its assets in foreign securities.  Alpha Growth does not invest in foreign securities, but it may invest in depositary receipts.

Dreyfus is the investment adviser to the Funds and the Acquiring Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Funds and the Acquiring Fund.  For additional information regarding the Funds and the Acquiring Fund, please refer to the enclosed combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION OF MY FUND?

The reorganization of your Fund will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of their Fund's reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS B AND CLASS F SHARES OF MY FUND, AS APPLICABLE, AND CLASS A SHARES AND CLASS Z SHARES OF THE ACQUIRING FUND THAT HOLDERS OF A FUND'S CLASS B AND CLASS F SHARES, AS APPLICABLE, WILL RECEIVE IN THE REORGANIZATION?

If you hold Class B shares of a Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class B shares as of the Closing Date.  If you hold Class F shares of Equity Growth, you will receive Class Z shares of the Acquiring Fund with a value equal to the value of your Class F shares as of the Closing Date.  The attributes of the Acquiring Fund's Class A shares are the same as those of the Funds and the other funds in the Dreyfus Family of Funds.  The principal differences between Class B shares of each Fund, Class F shares of Equity Growth and Class A and Class Z shares of the Acquiring Fund are their sales charges and eligible investors.  Class B shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge ("CDSC") when redeemed, generally depending on how long a shareholder has owned Class B shares of the Fund.  Some investors may be subject to an initial sales charge in connection with an investment in Class A shares, generally depending on the amount of the investment.  Also, Class A shares purchased without an initial sales charge as part of an investment of $1 million or more may be charged a 1% CDSC if redeemed within a year of purchase.  An investor pays no sales charge in connection with an investment in Class F or Class Z shares and no CDSC in connection with a redemption of Class F or Class Z shares.  Class F and Class Z shares may be purchased only by "grandfathered investors" in each such class, whereas Class A shares are offered to the public.  Class B shares of the Funds are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of other funds in the Dreyfus Family of Funds.  No sales charge or CDSC will be imposed on former holders of Class B shares who receive Class A shares of the Acquiring Fund at the time of the relevant reorganization.  However, former holders of Class B shares who receive Class A shares of the Acquiring Fund in the relevant reorganization would be subject to the initial sales charge and CDSC applicable to such Class A shares on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund after the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF MY FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.  If you are a holder of Class B shares of a Fund who receives Class A shares of the Acquiring Fund in the reorganization, you will be able to exchange such Class A shares of the Acquiring Fund for Class A shares of other funds in the Dreyfus Family of Funds through the Exchange Privilege.  If you are a holder of Class F shares of Equity Growth who receives Class Z shares of the Acquiring Fund in the reorganization, you will be able to exchange such Class Z shares of the Acquiring Fund for certain shares, including Class F shares, of other funds in the Dreyfus Family of Funds through the Exchange Privilege.  In addition, if after the reorganization you were to no longer hold Class Z shares of the Acquiring Fund or Class F shares of a Dreyfus fund, you would lose your status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus fund.

WILL THE PROPOSED REORGANIZATION OF MY FUND RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

The funds generally pay Dreyfus different management fees at different rates.  Under their respective agreements with Dreyfus, Alpha Growth and the Acquiring Fund each has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of its average daily net assets.  Under its agreement with Dreyfus, Research Core has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of its average daily net assets.  Under its agreement with Dreyfus, Equity Growth has agreed to pay Dreyfus a management fee at the annual rate of 0.65% of the value of its average daily net assets up to and including $250 million, 0.60% of the value of its average daily net assets between $250 million and up to and including $500 million, 0.55% of the value of its average daily net assets between $500 million and up to and including $750 million, and 0.50% of the value of its average daily net assets over $750 million.  For its last fiscal year, Equity Growth paid Dreyfus a management fee at the annual rate of 0.64% of the value of its average daily net assets.

Certain classes of shares of the Funds had a higher annual expense ratio, and certain classes of shares of the Funds had a lower annual expense ratio, than the corresponding class of shares of the Acquiring Fund (with holders of Class B shares of the Funds receiving Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth receiving Class Z shares of the Acquiring Fund), as of each fund's most recent fiscal year end.  For any class of shares of a Fund that had a lower total annual expense ratio than the corresponding class of shares of the Acquiring Fund, if Fund shareholders approve that Fund's reorganization, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2012, so that the expenses of each class of shares of the Acquiring Fund do not exceed the total annual expense ratio of the corresponding class of shares of the Fund as of its most recent fiscal year end.  Assuming each of the reorganizations is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2012, so that the expenses of Class A, Class C, Class I and Class Z shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25%, 2.05%, 0.95% and 1.01%, respectively.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION OF MY FUND?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization of your Fund.  Any subsequent investment in the Acquiring Fund, including by holders of Class B shares of a Fund who receive Class A shares of the Acquiring Fund in a reorganization, will be subject to any applicable sales charges and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of your Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION OF MY FUND?

Dreyfus, and not the Funds or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization of each Fund.  As discussed further in the enclosed combined Prospectus/Proxy Statement, transaction costs associated with any repositioning of a Fund's portfolio in connection with the proposed reorganization of the Fund before and after consummation of the reorganization will be borne by the Fund and the combined fund, respectively.

HOW DO THE TRUST'S BOARD AND COMPANY'S BOARD RECOMMEND I VOTE?

As to each Fund, after considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees, on behalf of Alpha Growth and Research Core, and the Company's Board of Directors, on behalf of Equity Growth, believe that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees, on behalf of each of Alpha Growth and Research Core, and the Company's Board of Directors, on behalf of Equity Growth, determined that reorganizing the relevant Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and similar investment management policies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger combined fund.  In addition, the Acquiring Fund has a generally better performance record and has, or after the reorganizations will have, the same or a lower net annual expense ratio than the Funds.  By combining the Funds with the Acquiring Fund, which will then have substantially more assets than each Fund, shareholders of each Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees and the Company's Board of Directors, as applicable, recommend that you vote FOR the reorganization of your Fund.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS ALPHA GROWTH FUND
DREYFUS RESEARCH CORE FUND
(Each, a Series of Dreyfus Manager Funds I)

DREYFUS EQUITY GROWTH FUND
(A Series of Dreyfus Funds, Inc.)

__________________________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
___________________________
To the Shareholders:

A Special Joint Meeting of Shareholders of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund, each a series of Dreyfus Manager Funds I (the "Trust"), and Dreyfus Equity Growth Fund (with Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund, each, a "Fund"), a series of Dreyfus Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, August 11, 2011, at 11:00 a.m., as to each Fund, for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C, Class I and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class B, Class C, Class I and Class F shares, as applicable, with holders of Class B and Class F shares receiving Class A shares and Class Z shares, respectively, of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust or the Company, as applicable; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record of the respective Fund at the close of business on May 18, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards of Trustees/Directors

Michael A. Rosenberg Secretary

New York, New York
May __, 2011

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS ALPHA GROWTH FUND
DREYFUS RESEARCH CORE FUND
(Each, a Series of Dreyfus Manager Funds I)

DREYFUS EQUITY GROWTH FUND
(A Series of Dreyfus Funds, Inc.)

To and in Exchange for Class A, Class C, Class I and Class Z Shares of

DREYFUS RESEARCH GROWTH FUND, INC.

_______________________________________
COMBINED
PROSPECTUS/PROXY STATEMENT
MAY __, 2011
_______________________________________
Special Joint Meeting of Shareholders
To Be Held on Thursday, August 11, 2011

This combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Manager Funds I (the "Trust"), on behalf of Dreyfus Alpha Growth Fund ("Alpha Growth") and Dreyfus Research Core Fund ("Research Core"), and by the Board of Directors of Dreyfus Funds, Inc. (the "Company"), on behalf of Dreyfus Equity Growth Fund ("Equity Growth" and, together with Alpha Growth and Research Core, each, a "Fund" and collectively, the "Funds"), to be used at the Special Joint Meeting of Shareholders (the "Meeting") of the Funds to be held on Thursday, August 11, 2011, at 11:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.  Shareholders of record at the close of business on May 18, 2011 are entitled to receive notice of and to vote at the Meeting.

It is proposed, with respect to each Fund, that the Fund transfer all of its assets to Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this combined Prospectus/Proxy Statement (with respect to the relevant Fund, the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to the Fund's shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I or Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C, Class I or Class F Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class B and Class F shares of a Fund will receive Class A shares and Class Z shares, respectively, of the Acquiring Fund.  The Reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the Reorganization of their Fund.

This combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A combined Statement of Additional Information ("SAI") dated May __, 2011, relating to this combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this combined Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Funds.  A copy of the SAI is available without charge by calling 1-800-554-4611 (holders of Class F shares of Equity Growth should call 1-800-645-6561), or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in a Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this combined Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

Each Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  Each Fund and the Acquiring Fund have a similar investment objective and similar investment management policies.  However, the investment practices and limitations of each fund (and the related risks) are not identical.  Each Fund and the Acquiring Fund normally invest in growth stocks.  Dreyfus is the investment adviser to the Acquiring Fund and each Fund.  A comparison of each Fund and the Acquiring Fund is set forth in this combined Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated July 1, 2010 and Annual Report for its fiscal year ended February 28, 2011 (including its audited financial statements for the fiscal year) accompany this combined Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this combined Prospectus/Proxy Statement by reference.  For a free copy of the Funds' most-recent Prospectuses and Annual Report for the fiscal year ended December 31, 2010 for Equity Growth, or Annual Reports for the fiscal year ended March 31, 2010 and Semi-Annual Reports for the fiscal period ended September 30, 2010 for Alpha Growth and Research Core, please call your financial adviser, or call 1-800-554-4611 (holders of Class F shares of Equity Growth should call 1-800-645-6561), visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

With respect to each Fund, shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class B, Class C, Class F and Class I shares of a Fund, as applicable, will vote together on the proposal for that Fund.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any Fund shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2011, the following numbers of Fund shares were issued and outstanding:

Name of Fund	Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class F Shares Outstanding	Class I Shares Outstanding
Alpha Growth	4,519,686	580,422	1,829,420	N/A	136,635
Equity Growth	33,090,015	47,004	577,339	26,191,172	512,597
Research Core	7,136,741	218,810	2,712,926	N/A	160,452

Proxy materials will be mailed to shareholders of record on or about May __, 2011.

TABLE OF CONTENTS

Summary

Reasons for the Reorganizations

Information about the Reorganizations

Additional Information about the Acquiring Fund and the Funds

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Form of Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Fund's Board Members	B-1

AS TO EACH FUND, APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this combined Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Funds' Prospectuses and the form of Agreement and Plan of Reorganization (the "Plan") attached to this combined Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of Alpha Growth and Research Core or the Acquiring Fund, has unanimously approved the Plan for each of those Funds.  In addition, the Company's Board, all of whose members also are not "interested persons" (as defined in the 1940 Act) of Equity Growth or the Acquiring Fund, has unanimously approved the Plan for that Fund.  As to each Fund, as applicable, the Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A, Class B, Class C, Class I and Class F Fund shares will receive a pro rata distribution of the Acquiring Fund's Class A, Class C, Class I and Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class B shares of a Fund will receive Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth will receive Class Z shares of the Acquiring Fund.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust or the Company, as applicable.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the respective Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization, including by holders of Class B shares of a Fund who receive Class A shares of the Acquiring Fund in a reorganization, will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board and the Company's Board each has unanimously concluded, with respect to each Fund for which they are responsible, that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganizations."

Federal Income Tax Consequences.  As a condition to the closing of each Reorganization, the respective Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of each Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the capital loss carryforwards of the Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganizations—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Funds and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Funds' Prospectuses and the Acquiring Fund's Prospectus.  Information contained in this combined Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and each Fund have similar investment objectives and investment management policies.  The Acquiring Fund seeks long-term capital growth consistent with the preservation of capital as its primary investment objective and current income as its secondary investment objective.  Alpha Growth seeks capital appreciation and Equity Growth seeks long-term growth of capital and income.  Research Core seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

Alpha Growth.  To pursue its goal, Alpha Growth normally invests at least 80% of its net assets in stocks.  Alpha Growth's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large- and mid-cap growth stocks in the U.S. stock market.  Alpha Growth's portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or "CAR") based on:

•	a long-term relative valuation model that utilizes forward looking estimates of risk and return;

•
an Earnings Sustainability ("ES") model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help the stock selection strategy by tilting the portfolio away from stocks with poor ES and tilting towards stocks with strong ES; and

•	a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

This approach differs from conventional portfolio management in that, generally, Alpha Growth's portfolio managers will strictly adhere to the underlying models in selecting portfolio securities.  In unusual circumstances, the portfolio managers may deviate from the models.  Alpha Growth typically will hold between 50 and 100 securities selected using these models.  Alpha Growth's portfolio managers will periodically rebalance the portfolio, which will result in changes in portfolio holdings.  The portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

Alpha Growth's portfolio managers construct the portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Alpha Growth generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell 1000® Growth Index, Alpha Growth's benchmark.  Within each sector and style subset, Alpha Growth overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.

Equity Growth.  To pursue its goal, Equity Growth primarily invests in common stocks of large, well-established and mature companies that generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services.  Equity Growth normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the S&P 500 Index, or the Nasdaq Composite Index.  While a significant portion of these stocks normally would be expected to pay regular dividends, Equity Growth may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

Equity Growth's portfolio manager manages the Fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.  The portfolio manager uses a consistent, bottom-up approach which emphasizes individual stock selection.  The portfolio manager goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet Equity Growth's investment criteria.  The portfolio manager monitors the securities in Equity Growth's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive.  The portfolio manager also may sell a security if an event occurs that contradicts the portfolio manager's rationale for owning it, such as deterioration in the company's financial fundamentals.  In addition, Equity Growth's portfolio manager may sell a security if better investment opportunities emerge elsewhere or if Equity Growth's industry or sector weightings change.

Research Core.  To pursue its goal, Research Core normally invests at least 80% of its net assets in common stocks.  Research Core invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As Research Core's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for Research Core.  Research Core invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine Research Core's allocations among market sectors.

Research Core typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Acquiring Fund.  To pursue its goals, the Acquiring Fund normally invests at least 80% of its net assets in common stocks.  The Acquiring Fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As the Acquiring Fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the Acquiring Fund.  The Acquiring Fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the Acquiring Fund's allocations among market sectors.

The Acquiring Fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the Acquiring Fund's benchmark.  The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies (the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization), which represents approximately 90% of the total market capitalization of the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

The Acquiring Fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

All Funds.  Each of the Fund's and the Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities, including (to a limited degree for Research Core and the Acquiring Fund), those purchased in initial public offerings ("IPOs").  Research Core and the Acquiring Fund may invest up to 25% of their assets in foreign securities, and Equity Growth may invest up to 30% of its assets in foreign securities.  Alpha Growth does not invest in foreign securities, but it may invest in depositary receipts.  Each of the Funds and the Acquiring Fund also may invest in exchange-traded funds ("ETFs") and similarly pooled investments in order to provide exposure to certain equity markets.

Each of the Funds and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures, options on futures (including those relating to stocks, indexes, foreign currencies and, for Equity Growth, interest rates) and, except for Alpha Growth, forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, as part of a hedging strategy or, with respect to Equity Growth, Research Core and the Acquiring Fund, to manage currency risk.  Each fund also may engage in short-selling, although Alpha Growth may only engage in short-selling "against the box" (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost the security sold short), typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The Acquiring Fund and each Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

None of the funds has any limitation regarding portfolio turnover.  Alpha Growth, Equity Growth, Research Core and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During the respective fund's indicated fiscal year, the portfolio turnover rates for Alpha Growth, Equity Growth, Research Core and the Acquiring Fund were 125.26% (March 31, 2010), 97.93% (December 31, 2010), 70.59% (March 31, 2010) and 101.09% (February 28, 2011), respectively, of the average value of the respective fund's portfolio.

Each of Equity Growth and the Acquiring Fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).  Alpha Growth and Research Core are "non-diversified" funds, which means that the proportion of each fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

For more information on the Funds' or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Description of the [Company and] Fund[s]" in the relevant Statement of Additional Information.

Alpha Growth and Research Core are series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  Equity Growth is a series of the Company, which is a corporation organized under the laws of the State of Maryland.  The Acquiring Fund also is a corporation organized under the laws of the State of Maryland.  See "Certain Organizational Differences Between the Trust and the Acquiring Fund" below.

Investment Risks.  The principal risks associated with an investment in a Fund and the Acquiring Fund are similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in each Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in a Fund, will fluctuate, sometimes dramatically, which means you could lose money.

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Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Growth stock risk.  (All funds, except Research Core)  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

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Growth and value stock risk.  (Research Core only)  By investing in a mix of growth and value companies, Research Core assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Foreign investment risk.  (All funds, except Alpha Growth)  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

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Non-diversification risk.  (Alpha Growth and Research Core only)  Alpha Growth and Research Core are each non-diversified, which means that they may invest a relatively high percentage of their respective assets in a limited number of issuers.  Therefore, Alpha Growth's and Research Core's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the Funds and the Acquiring Fund, except as noted, are subject to the following additional risks.

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Market sector risk.  Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  A Fund or the Acquiring Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

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Foreign currency risk.  (All funds, except Alpha Growth)  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

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Leveraging risk.  To the extent the Funds or the Acquiring Fund use leverage, such as, with respect to each Fund, borrowing money to purchase securities or engaging in reverse repurchase agreements, or, with respect to each Fund and the Acquiring Fund, entering into futures contracts or forward currency contracts, lending portfolio securities and engaging in forward commitment transactions, the respective fund's gains or losses may be magnified.

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Short sale risk.  Short sales involve selling a security the fund does not own in anticipation that the security's price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

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IPO risk.  Although each fund typically invests in seasoned issuers, each fund may purchase securities of companies in IPOs or shortly thereafter.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

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Smaller company risk.  (Research Core only)  To the extent Research Core invests in small and midsize companies, Research Core will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and Research Core's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of Research Core's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

Each Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Each Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Investing in pooled investment vehicles, such as ETFs which are investment companies, may involve duplication of advisory fees and certain other expenses.

Under adverse market conditions, each Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although a Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent a Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Description of the Company and the Funds" (for the Funds) or "Description of the Fund" (for the Acquiring Fund) in the relevant Statement of Additional Information for a more complete description of investment risks.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of a Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class C shares for a Fund and the Acquiring Fund are identical.  Class I shares of each Fund and the Acquiring Fund, Class F shares of Equity Growth and Class Z shares of the Acquiring Fund are not subject to any sales charges.  Class B shares of the Funds are subject to a CDSC.  See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC.  As to each Fund, no sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization, including by holders of Class B shares of a Fund who receive Class A shares of the Acquiring Fund in a reorganization, will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Funds and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  The funds generally pay Dreyfus different management fees at different rates.  Under their respective agreements with Dreyfus, Alpha Growth and the Acquiring Fund each has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of its average daily net assets.  Under its agreement with Dreyfus, Research Core has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of its average daily net assets.  Under its agreement with Dreyfus, Equity Growth has agreed to pay Dreyfus a management fee at the annual rate of 0.65% of the value of its average daily net assets up to and including $250 million, 0.60% of the value of its average daily net assets between $250 million and up to and including $500 million, 0.55% of the value of its average daily net assets between $500 million and up to and including $750 million, and 0.50% of the value of its average daily net assets over $750 million.  For its last fiscal year, Equity Growth paid Dreyfus a management fee at the annual rate of 0.64% of the value of its average daily net assets.

Certain classes of shares of the Funds had a higher annual expense ratio, and certain classes of shares of the Funds had a lower annual expense ratio, than the corresponding class of shares of the Acquiring Fund (with holders of Class B shares of the Funds receiving Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth receiving Class Z shares of the Acquiring Fund), as of each fund's most recent fiscal year end.  For any class of shares of a Fund that had a lower total annual expense ratio than the corresponding class of shares of the Acquiring Fund, if Fund shareholders approve that Fund's reorganization, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2012, so that the expenses of each class of shares of the Acquiring Fund do not exceed the total annual expense ratio of the corresponding class of shares of the Fund as of its most recent fiscal year end.  Assuming each of the reorganizations is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2012, so that the expenses of Class A, Class C, Class I and Class Z shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25%, 2.05%, 0.95% and 1.01%, respectively.

The fees and expenses set forth below for Alpha Growth and Research Core are as of each such Fund's fiscal year ended March 31, 2010, for Equity Growth are as of Equity Growth's fiscal year ended December 31, 2010, and for the Acquiring Fund are as of its fiscal year ended February 28, 2011.  The "Pro Forma After Reorganization(s)" operating expenses information set forth below is based on the fees and expenses of each applicable fund, as of the fiscal year end noted above, as adjusted showing the effect of the relevant Reorganization(s).  If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The following tables present, for each class of shares of the combined fund, the (i) most likely expense ratios; (ii) most favorable expense ratios; and (iii) least favorable expense ratios resulting from the different possible permutations of Reorganizations.  To the extent that multiple permutations result in the same expense ratio for a class of shares of the combined fund, those permutations are footnoted to the relevant expense table.  Because each Fund's participation in a Reorganization is not contingent on whether a Reorganization is approved by any of the other Funds, several pro forma Acquiring Fund combinations are possible and the effects on expenses for all possible combinations, including contractual undertakings by Dreyfus to waive receipt of its fees and/or assume the expenses of the combined fund so that the net annual operating expense ratio of each class does not exceed the total annual operating expense ratio of the classes of the funds involved in each combination, are not illustrated in the expense tables below.

Most Likely Expense Ratio.  It is anticipated that the most likely expense ratio for the combined fund will be achieved as a result of all of the Reorganizations being approved and consummated.  Assuming each Reorganization is approved and consummated, as a result of Dreyfus' contractual undertaking, each class of shares of the combined fund will have a net annual operating expense ratio that is the same as (Class A and Class C shares of Equity Growth) or lower than (all other classes of each Fund) that of the corresponding class of shares of each Fund (with holders of Class B shares of each Fund receiving Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth receiving Class Z shares of the Acquiring Fund).  For Class Z shareholders of the combined fund, the most likely expense ratio also is the most favorable expense ratio.

	Alpha Growth Class A	Equity Growth Class A	Research Core Class A	Acquiring Fund Class A	Pro Forma After Reorganizations Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.64%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none	none
Other expenses (including shareholder services fees)	0.59%	0.61%	0.86%	0.61%	0.56%
Total annual fund operating expenses	1.34%	1.25%	1.56%	1.36%	1.31%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A2	N/A	(0.06)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.34%	1.25%	1.56%	1.36%	1.25%

	Alpha Growth Class B	Equity Growth Class B	Research Core Class B	Acquiring Fund Class A	Pro Forma After Reorganizations Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.64%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	none	none
Other expenses (including shareholder services fees)	0.70%	1.33%	0.94%	0.61%	0.56%
Total annual fund operating expenses	2.20%	2.72%	2.39%	1.36%	1.31%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A2	N/A	(0.06)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.20%	2.72%	2.39%	1.36%	1.25%

	Alpha Growth Class C	Equity Growth Class C	Research Core Class C	Acquiring Fund Class C	Pro Forma After Reorganizations Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.64%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.60%	0.66%	0.79%	0.82%	0.56%
Total annual fund operating expenses	2.10%	2.05%	2.24%	2.32%	2.06%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A2	N/A	(0.01)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.10%	2.05%	2.24%	2.32%	2.05%

	Alpha Growth Class I	Equity Growth Class I	Research Core Class I	Acquiring Fund Class I	Pro Forma After Reorganizations Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.64%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none	none
Other expenses	0.22%	0.36%	0.45%	0.25%	0.20%
Total annual fund operating expenses	0.97%	1.00%	1.15%	1.00%	0.95%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A2	N/A	(0.00)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.97%	1.00%	1.15%	1.00%	0.95%

	Equity Growth Class F	Acquiring Fund Class Z	Pro Forma After Reorganizations Acquiring Fund Class Z
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.64%	0.75%	0.75%
Distribution (12b-1) fees	0.03%	none	none
Other expenses (including shareholder services fees)	0.34%	0.25%	0.17%
Total annual fund operating expenses	1.01%	1.00%	0.92%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.00)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.01%	1.00%	0.92%4
________________________
1.	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2.
Pursuant to an existing expense cap undertaking, Dreyfus has contractually agreed, until August 1, 2011, to waive receipt of its fees and/or assume the expenses of Research Core, so that the expenses of Research Core (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class I shares, respectively.  Because this expense cap undertaking is not expected to be extended after August 1, 2011, it is not reflected in the expense ratios above for Research Core.

3.
Assuming each of the Reorganizations is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the pro forma combined fund until at least December 31, 2012, so that the expenses of Class A, Class C, Class I and Class Z shares of the pro forma combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25%, 2.05%, 0.95% and 1.01%, respectively.

4.
If only the Reorganizations of Alpha Growth and Equity Growth are approved and consummated, total annual fund operating expenses, after fee waiver and/or expense reimbursement, of Class Z shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) also would be 0.92%.

Most Favorable Expense Ratio.  The most favorable expense ratio for Class A and Class C shares of the combined fund results if only the Reorganization of Equity Growth is approved and consummated.  The most favorable expense ratio for Class I shares of the combined fund results if either the Reorganization of Alpha Growth is approved and consummated or the Reorganizations of Alpha Growth and Equity Growth are approved and consummated.  As illustrated in the preceding fee table and related footnote, the most favorable expense ratio for Class Z shares of the combined fund results if either all the Reorganizations are approved and consummated or the Reorganizations of Alpha Growth and Equity Growth are approved and consummated.

	Equity Growth Class A	Equity Growth Class B	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	4.00%	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.64%	0.64%	0.75%	0.75%
Distribution (12b-1) fees	none	0.75%	none	none
Other expenses (including shareholder services fees)	0.61%	1.33%	0.61%	0.46%
Total annual fund operating expenses	1.25%	2.72%	1.36%	1.21%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A	(0.00)%2
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.25%	2.72%	1.36%	1.21%

	Equity Growth Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.64%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.66%	0.82%	0.51%
Total annual fund operating expenses	2.05%	2.32%	2.01%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.00)%2
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05%	2.32%	2.01%

	Alpha Growth Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses	0.22%	0.25%	0.17%
Total annual fund operating expenses	0.97%	1.00%	0.92%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.00)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.97%	1.00%	0.92%4
_______________________________________________________
1.	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2.
Assuming only the Reorganization with Equity Growth is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the pro forma combined fund until at least December 31, 2012, so that the expenses of Class A and Class C shares of the pro forma combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% and 2.05%, respectively.

3.
Assuming only the Reorganization with Alpha Growth is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the pro forma combined fund until at least December 31, 2012, so that the expenses of Class I shares of the pro forma combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.97%.

4.
If only the Reorganizations of Alpha Growth and Equity Growth are approved and consummated, total annual fund operating expenses, after fee waiver and/or expense reimbursement, of Class I shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) also would be 0.92%.  Assuming only those Reorganizations are approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the pro forma combined fund until at least December 31, 2012, so that the expenses of Class I shares of the pro forma combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.97%.

Least Favorable Expense Ratio.  The least favorable expense ratio for each class of shares of the combined fund will result if only the Reorganization of Research Core is approved and consummated and, with respect to Class Z shares, also if either only the Reorganization of Alpha Growth is approved and consummated or the Reorganizations of Alpha Growth and Research Core are approved and consummated.

	Research Core Class A	Research Core Class B	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	4.00%	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	0.75%	none	none
Other expenses (including shareholder services fees)	0.86%	0.94%	0.61%	0.66%
Total annual fund operating expenses	1.56%	2.39%	1.36%	1.41%
Fee waiver and/or expense reimbursement	N/A2	N/A2	N/A	(0.05)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.56%	2.39%	1.36%	1.36%

	Research Core Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.79%	0.82%	0.58%
Total annual fund operating expenses	2.24%	2.32%	2.08%
Fee waiver and/or expense reimbursement	N/A2	N/A	(0.00)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.24%	2.32%	2.08%

	Research Core Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses	0.45%	0.25%	0.23%
Total annual fund operating expenses	1.15%	1.00%	0.98%
Fee waiver and/or expense reimbursement	N/A2	N/A	(0.00)%3
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	1.00%	0.98%

	Acquiring Fund Class Z	Pro Forma After Reorganization Acquiring Fund Class Z
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%
Distribution (12b-1) fees	none	none
Other expenses (including shareholder services fees)	0.25%	0.21%
Total annual fund operating expenses	1.00%	0.96%
Fee waiver and/or expense reimbursement	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.00%	0.96%4
________________________
1.	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2.
Pursuant to an existing expense cap undertaking, Dreyfus has contractually agreed, until August 1, 2011, to waive receipt of its fees and/or assume the expenses of Research Core, so that the expenses of Research Core (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class I shares, respectively.  Because this expense cap undertaking is not expected to be extended after August 1, 2011, it is not reflected in the expense ratios above for Research Core.

3.
Assuming only the Reorganization with Research Core is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the pro forma combined fund until at least December 31, 2012, so that the expenses of Class A, Class C and Class I shares of the pro forma combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.36%, 2.24% and 1.00%, respectively.

4.
If either only the Reorganization of Alpha Growth is approved and consummated or only the Reorganizations of Alpha Growth and Research Core are approved and consummated, total annual fund operating expenses, after fee waiver and/or expense reimbursement, of Class Z shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) also would be 0.96%.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in a Fund, the Acquiring Fund and the combined fund assuming the different permutations of Reorganizations described in the fee tables above are approved and consummated.  As discussed above, an unfavorable vote by shareholders of one of the Funds will not affect the consummation of the Reorganization of another Fund.  As such, there could be other combinations of consummated Reorganizations, resulting in different expenses for the resulting combined fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization(s)" Examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the Reorganization(s).  The one-year and the first year of the three-, five- and ten-years for the Pro Forma After Reorganization(s) Examples below are based on net operating expenses, which reflect any applicable expense waiver/reimbursement arrangements by Dreyfus.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Most Likely Expense Ratio

Class A	1 Year	3 Years	5 Years	10 Years

Alpha Growth	$704	$975	$1,267	$2,095

Equity Growth	$695	$949	$1,222	$1,999

Research Core	$725	$1,039	$1,376	$2,325

Acquiring Fund	$706	$981	$1,277	$2,116

Pro Forma After Reorganizations Acquiring Fund	$695	$961	$1,246	$2,058

Class B*	1 Year	3 Years	5 Years	10 Years

Alpha Growth	$623/$223	$988/$688	$1,380/$1,180	$2,116/$2,116**

Equity Growth	$675/$275	$1,144/$844	$1,640/$1,440	$2,364/$2,364**

Research Core	$642/$242	$1,045/$745	$1,475/$1,275	$2,331/$2,331**

Acquiring Fund—Class A Shares	$706/$706	$981/$981	$1,277/$1,277	$2,116/$2,116

Pro Forma After Reorganizations Acquiring Fund—Class A Shares	$695/$695	$961/$961	$1,246/$1,246	$2,058/$2,058

Class C*	1 Year	3 Years	5 Years	10 Years

Alpha Growth	$313/$213	$658/$658	$1,129/$1,129	$2,431/$2,431

Equity Growth	$308/$208	$643/$643	$1,103/$1,103	$2,379/$2,379

Research Core	$327/$227	$700/$700	$1,200/$1,200	$2,575/$2,575

Acquiring Fund	$335/$235	$724/$724	$1,240/$1,240	$2,656/$2,656

Pro Forma After Reorganizations Acquiring Fund	$308/$208	$645/$645	$1,108/$1,108	$2,389/$2,389

Class I	1 Year	3 Years	5 Years	10 Years

Alpha Growth	$99	$309	$536	$1,190

Equity Growth	$102	$318	$552	$1,225

Research Core	$117	$365	$633	$1,398

Acquiring Fund	$102	$318	$552	$1,225

Pro Forma After Reorganizations Acquiring Fund	$97	$303	$525	$1,166

Class F	1 Year	3 Years	5 Years	10 Years

Equity Growth	$103	$322	$558	$1,236

Acquiring Fund—Class Z Shares	$102	$318	$552	$1,225

Pro Forma After Reorganizations Acquiring Fund—Class Z Shares***	$94	$293	$509	$1,131
_________________________________________________________
*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.
***	The same expenses would result if only the Reorganizations of Alpha Growth and Equity Growth are approved and consummated.

Most Favorable Expense Ratio

Class A and Class B	1 Year	3 Years	5 Years	10 Years

Equity Growth—Class A Shares	$695	$949	$1,222	$1,999

Equity Growth—Class B Shares*	$675/$275	$1,144/$844	$1,640/$1,440	$2,364/$2,364**

Acquiring Fund	$706	$981	$1,277	$2,116

Pro Forma After Reorganization Acquiring Fund	$691	$937	$1,202	$1,957

Class C*	1 Year	3 Years	5 Years	10 Years

Equity Growth	$308/$208	$643/$643	$1,103/$1,103	$2,379/$2,379

Acquiring Fund	$335/$235	$724/$724	$1,240/$1,240	$2,656/$2,656

Pro Forma After Reorganization Acquiring Fund	$304/$204	$630/$630	$1,083/$1,083	$2,338/$2,338

Class I	1 Year	3 Years	5 Years	10 Years

Alpha Growth	$99	$309	$536	$1,190

Acquiring Fund	$102	$318	$552	$1,225

Pro Forma After Reorganization Acquiring Fund***	$94	$293	$509	$1,131
_________________________________________________________
*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.
***	The same expenses would result if only the Reorganizations of Alpha Growth and Equity Growth are approved and consummated.

Least Favorable Expense Ratio

Class A and Class B	1 Year	3 Years	5 Years	10 Years
Research Core—Class A Shares	$725	$1,039	$1,376	$2,325

Research Core —Class B Shares*	$642/$242	$1,045/$745	$1,475/$1,275	$2,331/$2,331**

Acquiring Fund	$706	$981	$1,277	$2,116

Pro Forma After Reorganization Acquiring Fund—Class A Shares	$706	$991	$1,297	$2,165

Class C*	1 Year	3 Years	5 Years	10 Years
Research Core	$327/$227	$700/$700	$1,200/$1,200	$2,575/$2,575

Acquiring Fund	$335/$235	$724/$724	$1,240/$1,240	$2,656/$2,656

Pro Forma After Reorganization Acquiring Fund	$311/$211	$652/$652	$1,119/$1,119	$2,410/$2,410

Class I	1 Year	3 Years	5 Years	10 Years
Research Core	$117	$365	$633	$1,398

Acquiring Fund	$102	$318	$552	$1,225

Pro Forma After Reorganization Acquiring Fund	$100	$312	$542	$1,201

Class Z	1 Year	3 Years	5 Years	10 Years
Acquiring Fund—Class Z Shares	$102	$318	$552	$1,225

Pro Forma After Reorganization Acquiring Fund—Class Z Shares***	$98	$306	$531	$1,178
_________________________________________________________
*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.
***	The same expenses would result if either only the Reorganization of Alpha Growth is approved and consummated or only the Reorganizations of Alpha Growth and Research Core are approved and consummated.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Funds.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for each Fund shows the changes in the performance of the respective Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Funds.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

-11.91	-22.71	+27.68	+5.71	+5.58	+7.95	+14.22	-38.28	+36.38	+22.32
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q3 '10	+16.43%
Worst Quarter:	Q4 '08	-21.45%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/11 was 6.12%.

Acquiring Fund Shares
Average annual total returns as of 12/31/10

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (9/30/08)* returns before taxes	15.24%	3.66%	1.51%

Class A returns after taxes on distributions	15.22%	3.00%	1.13%

Class A returns after taxes on distributions and sale of fund shares	9.93%	3.02%	1.21%

Class C (9/30/08)* returns before taxes	19.62%	4.40%	1.87%

Class I (9/30/08)* returns before taxes	22.36%	4.96%	2.14%

Class Z (2/04/72) returns before taxes	22.56%	5.07%	2.19%

Russell 1000 Growth Index reflects no deduction for fees, expenses or taxes	16.71%	3.75%	0.02%

S&P 500 Index reflects no deduction for fees, expenses or taxes	15.08%	2.29%	1.42%

________________________
*
For the Acquiring Fund's Class A, Class C and Class I shares, periods prior to September 30, 2008 reflect the performance of the Acquiring Fund's Class Z shares, adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A, Class C and Class I shares of the Acquiring Fund may have been lower.  Class Z shares are generally not available for new accounts.

Alpha Growth — Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

+2.93	-10.26	+27.21	+7.06	+15.54	+5.00	+3.45	-37.94	+30.60	+16.19
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '09	+17.29%
Worst Quarter:	Q4 '08	-22.96%

The year-to-date total return of the Fund's Class A shares as of 3/31/11 was 5.82%.

*	The performance for periods prior to May 1, 2004 represents the performance of a predecessor fund. Prior to August 1, 2002, the predecessor fund employed a materially different investment strategy. In addition, from time to time prior to August 1, 2002, the fund allocated a portion of its assets to money market instruments, during which time the overall stock market declined substantially in value. These past allocations are a material factor contributing to the fund's performance.

Alpha Growth Shares*
Average annual total returns as of 12/31/10

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	9.48%	-0.73%	3.43%

Class A returns after taxes on distributions	9.42%	-1.70%	2.75%

Class A returns after taxes on distributions and sale of fund shares	6.23%	-0.98%	2.72%

Class B returns before taxes	11.20%	-0.73%	3.69%**

Class C returns before taxes	14.31%	-0.32%	3.38%

Class I returns before taxes	16.60%	0.68%	4.16%

Russell 1000 Growth Index reflects no deduction for fees, expenses or taxes	16.71%	3.75%	0.02%
___________________________
*	The performance for periods prior to May 1, 2004 represents the performance of a predecessor fund. Prior to August 1, 2002, the predecessor fund employed a materially different investment strategy. In addition, from time to time prior to August 1, 2002, the fund allocated a portion of its assets to money market instruments, during which time the overall stock market declined substantially in value. These past allocations are a material factor contributing to Alpha Growth's performance.
**	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Equity Growth — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

-18.65	-26.18	+30.52	+8.54	+4.46	+13.02	+7.81	-41.39	+33.97	+22.82
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q3 '10	+16.89%
Worst Quarter:	Q4 '08	-24.00%

The year-to-date total return of the Fund's Class A shares as of 3/31/11 was 6.25%.

Equity Growth Shares
Average annual total returns as of 12/31/10

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (12/31/99) returns before taxes	15.85%	2.06%	-0.16%

Class A returns after taxes on distributions	15.85%	2.04%	-0.18%

Class A returns after taxes on distributions and sale of fund shares	10.30%	1.76%	-0.14%

Class B (12/31/99) returns before taxes	17.02%	1.81%	0.14%*

Class C (12/31/99) returns before taxes	20.88%	2.53%	-0.33%

Class I (12/31/99) returns before taxes	23.09%	3.67%	0.76%

Class F (7/05/38) returns before taxes	23.18%	3.53%	0.88%

Russell 1000 Growth Index reflects no deduction for fees, expenses or taxes	16.71%	3.75%	0.02%
___________________________
*      Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Research Core — Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

-13.92	-40.58	+38.12	+15.25	+10.41	+11.21	+3.94	-41.29	+20.13	+13.15
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '03	+19.67%
Worst Quarter:	Q4 '08	-22.52%

The year-to-date total return of the Fund's Class A shares as of 3/31/11 was 5.13%.

*      The performance for periods prior to May 1, 2004 represents the performance of a predecessor fund.

Research Core Shares*
Average annual total returns as of 12/31/10

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	6.64%	-2.76%	-2.44%

Class A returns after taxes on distributions	6.64%	-2.76%	-2.44%

Class A returns after taxes on distributions and sale of fund shares	4.32%	-2.32%	-2.03%

Class B returns before taxes	8.51%	-2.79%	-2.20%**

Class C returns before taxes	11.33%	-2.35%	-2.50%

Class I returns before taxes	13.52%	-1.24%	-1.42%

S&P 500 Index reflects no deduction for fees, expenses or taxes	15.08%	2.29%	1.42%
___________________________
*      The performance for periods prior to May 1, 2004 represents the performance of a predecessor fund.
**    Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Adviser.  The investment adviser for the Funds and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $289 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Fund's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended August 31, 2010.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $25 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  Warren Chiang and C. Wesley Boggs have served as the primary portfolio managers of Alpha Growth since September 2007.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of Dreyfus, where he has been employed since 1997.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Messrs. Chiang and Boggs have also been employed by Dreyfus since September 2007.

Elizabeth Slover has served as the primary portfolio manager of Equity Growth since January 2009.  Ms. Slover is a managing director and the director of the core research team at The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, where she has been employed since June 2005.  She has also been employed by Dreyfus since November 2001.

Investment decisions for Research Core are made by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus and manages Research Core in that capacity.  The team members primarily responsible for managing Research Core are Ms. Slover and David M. Sealy and Barry K. Mills.  Ms. Slover and Messrs. Sealy and Mills have served as the primary portfolio managers of Research Core since March 2010.  Mr. Sealy is a director and senior equity research analyst on the core research team at TBCAM, where he has been employed since 2005.  Mr. Mills is a director and equity research analyst on the core research team at TBCAM, where he has been employed since 2005.  Messrs. Sealy and Mills have also been employed by Dreyfus since 1997 and 1999, respectively.

Investment decisions for the Acquiring Fund also are made by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus and manages the Acquiring Fund in that capacity.  The team members primarily responsible for managing the Acquiring Fund are Ms. Slover and Messrs. Sealy and Mills.  Ms. Slover and Messrs. Sealy and Mills have served as the primary portfolio managers of the Acquiring Fund since June 2005 and September 2008, respectively.  The core research team of TBCAM will continue to manage the combined fund after the Reorganizations, with Ms. Slover and Messrs. Sealy and Mills as the team members primarily responsible for managing the combined fund.

Board Members.  The Acquiring Fund and the Trust, of which Alpha Growth and Research Core are series, have the same Board members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and the Company, the Acquiring Fund and the Company, of which Equity Growth is a series, have different Board members.  None of the Board members of the Acquiring Fund, the Trust or the Company is an "interested person" (as defined in the 1940 Act) of the Funds or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Fund's Board members, see Exhibit B.

Independent Registered Public Accounting Firms.  Ernst & Young LLP is the independent registered public accounting firm for Alpha Growth, Research Core and the Acquiring Fund.  KPMG LLP is the independent registered public accounting firm for Equity Growth.

Capitalization.  Each of Alpha Growth and Research Core has classified its shares into four classes – Class A, Class B, Class C and Class I –  Equity Growth has classified its shares into five classes – Class A, Class B, Class C, Class F and Class I – and the Acquiring Fund has classified its shares into four classes — Class A, Class C, Class I and Class Z.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in a Reorganization, except that holders of Class B shares of the Funds will receive Class A shares of the Acquiring Fund, and holders of Class F shares of Equity Growth will receive Class Z shares of the Acquiring Fund, in the relevant Reorganizations.  The following tables set forth, as of February 28, 2011 (1) the capitalization of each class of each Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganizations had each occurred on such date.

	Alpha Growth Class A	Equity Growth Class A	Research Core Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$91,702,018	$208,157,385	$200,980,865	$33,262,893		$534,103,161
Net asset value per share	$19.87	$6.28	$27.63	$9.70		$9.70
Shares outstanding	4,615,197	33,151,927	7,272,719	3,429,851	6,593,486*	55,063,180

	Alpha Growth Class B	Equity Growth Class B	Research Core Class B	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$11,298,850	$252,228	$6,110,344	$33,262,893		$50,924,315
Net asset value per share	$18.28	$5.80	$25.26	$9.70		$9.70
Shares outstanding	617,996	43,493	241,854	3,429,851	917,117*	5,250,311

	Alpha Growth Class C	Equity Growth Class C	Research Core Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class C
Total net assets	$34,439,743	$3,431,171	$70,339,538	$513,725		$108,724,177
Net asset value per share	$18.41	$5.79	$25.30	$9.54		$9.54
Shares outstanding	1,870,870	592,619	2,779,790	53,833	6,098,720*	11,395,832

	Alpha Growth Class I	Equity Growth Class I	Research Core Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class I
Total net assets	$3,836,246	$3,226,559	$4,813,614	$4,856,853		$16,733,272
Net asset value per share	$19.91	$6.38	$29.53	$9.73		$9.73
Shares outstanding	192,725	505,952	163,001	499,081	359,139*	1,719,898

	Equity Growth Class F	Acquiring Fund Class Z	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class Z
Total net assets	$169,140,816	$199,509,268		$368,650,084
Net asset value per share	$6.44	$9.80		$9.80
Shares outstanding	26,281,132	20,351,209	(9,010,674)*	37,621,667
___________________
*      Adjustments to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of February 28, 2011, the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Z shares) were $238,142,739, Alpha Growth's total net assets (attributable to Class A, Class B, Class C and Class I shares) were $141,276,857, Equity Growth's total net assets (attributable to Class A, Class B, Class C, Class I and Class F shares) were $384,208,159, and Research Core's total net assets (attributable to Class A, Class B, Class C and Class I shares) were $282,244,361.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.  If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.

Purchase Procedures.  The purchase procedures of each Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.  Class B shares of each Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds managed by Dreyfus or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.  In addition, Class F shares of Equity Growth are only offered to "grandfathered Class F investors," which are described in more detail in Equity Growth's Prospectus.  Finally, Class Z shares of the Acquiring Fund are generally are offered only to shareholders of the Acquiring Fund who have continuously held Acquiring Fund shares since the date the Acquiring Fund's shares were classified as Class Z shares.

Distribution Plans.  Class B and Class C shares of each Fund and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, each Fund and the Acquiring Fund pay MBSC Securities Corporation (the "Distributor"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of its Class B (Funds only) and Class C shares to finance the sale and distribution of such shares.

Class F shares of Equity Growth are subject to a separate plan adopted pursuant to Rule 12b-1 under the 1940 Act pursuant to which Equity Growth reimburses the Distributor an amount not to exceed 0.25% of the value of the average daily net assets of Class F shares for the sale and distribution of Class F shares and services provided to holders of Class F shares.  These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of Equity Growth's Class F shares and related activities.  Payments under this plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets attributable to Class F shares.

There is no Rule 12b-1 Plan fee for Class A shares or Class I shares of the Funds or the Acquiring Fund or for Class Z shares of the Acquiring Fund.

Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Distribution and Shareholder Services Plans—Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Rule 12b-1 Plan.

Shareholder Services Plans and Shareholder Services Agreement.  Class A, Class B and Class C shares of each Fund and Class A and Class C shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of the respective class of shares for providing shareholder services and/or maintaining shareholder accounts.  Class Z shares of the Acquiring Fund are subject to a separate Shareholder Services Plan, pursuant to which the Acquiring Fund reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z shares.  There is no Shareholder Services Plan fee for Class I shares of the Funds or the Acquiring Fund.

Although Class F shares of Equity Growth are not subject to a Shareholder Services Plan, they are subject to a shareholder services agreement, pursuant to which the Fund pays the Distributor an annual fee of $24 for each open Class F shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares.  The fee also provides for the provision of certain services rendered and facilities furnished by Equity Growth's transfer agent in performing transfer agent services for holders of Class F shares.

See "Distribution Plan and Shareholder Services Plan — Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of each Fund and the Acquiring Fund are substantially similar.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The dividends and distributions policies of each Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by each Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by each Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  Holders of Class B shares of a Fund who receive Class A shares of the Acquiring Fund in the Reorganization will be permitted to exchange such Class A shares for Class A shares of other funds in the Dreyfus Family of Funds pursuant to the Acquiring Fund's exchange privilege.  Holders of Class F shares of Equity Growth who receive Class Z shares of the Acquiring Fund in the Reorganization will be permitted to exchange such Class Z shares for certain other shares, including Class F shares, of other funds in the Dreyfus Family of Funds pursuant to the Acquiring Fund's exchange privilege.  In addition, if after the Reorganization a former holder of Class F shares of Equity Growth were to no longer hold Class Z shares of the Acquiring Fund or Class F shares of a Dreyfus fund, such shareholder would lose his or her status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Acquiring Fund.  The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's Articles of Incorporation (the "Charter"), the Acquiring Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Unlike Equity Growth, which is a series of the Company that also is a Maryland corporation, Alpha Growth and Research Core are series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law.  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Acquiring Fund nor Alpha Growth or Research Core is required to hold annual meetings of its shareholders.  The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of Alpha Growth and Research Core, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of Alpha Growth and Research Core and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of Alpha Growth and Research Core or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholder's meeting.  The Acquiring Fund's Charter provides that 33-1/3% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund stockholders' meeting.  (The Company's Charter provides that a majority of Equity Growth's shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting.)  Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or the Trust are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of Alpha Growth and Research Core and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, Alpha Growth, Research Core or the Trust's Trustees.  The Trust Agreement provides for indemnification out of Alpha Growth or Research Core's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Trust considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Acquiring Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Acquiring Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter and By-Laws and the Maryland Code, and Alpha Growth, Research Core, the Trust's Trust Agreement and By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATIONS

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board, to the Company's Board and to the Acquiring Fund's Board that the Funds be consolidated with the Acquiring Fund.  The Trust's Board and the Company's Board have concluded, with respect to Alpha Growth and Research Core and Equity Growth, respectively, that the Reorganization is in the best interests of each respective Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees and the Company's Board of Directors each determined that reorganizing the Funds for which they are responsible into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and similar investment management policies as those of the respective Fund, offers potential benefits to Fund shareholders.  The Trust's Board and the Company's Board each believes that the relevant Reorganization will permit their Fund's shareholders to pursue similar investment goals in a larger combined fund without diluting such shareholders' interests.  The Acquiring Fund has a generally better performance record and that has, or after the Reorganizations will have, the same or a lower net annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, which will then have substantially more assets than each Fund, shareholders of each Fund also should benefit from more efficient portfolio management.  As of February 28, 2011, Alpha Growth had net assets of approximately $141 million, Equity Growth had net assets of approximately $384 million, Research Core had net assets of approximately $282 million and the Acquiring Fund had net assets of approximately $238 million.  In addition, as to each Fund, by combining the Fund with the Acquiring Fund, Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Fund's Board has concluded that each Reorganization is in the best interests of the Acquiring Fund and its shareholders.  The Acquiring Fund's Board considered that each Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the relevant Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratios of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Trust's Board, the Company's Board and the Acquiring Fund's Board, each of which is comprised entirely of Independent Board Members, approved each Reorganization, as applicable.

INFORMATION ABOUT THE REORGANIZATIONS

Plan of Reorganization.  The following summary of each Plan is qualified in its entirety by reference to the Plan attached to this combined Prospectus/Proxy Statement as Exhibit A.  As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C, Class I and, if applicable, Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on the following date or such other date as may be agreed upon by the parties (the "Closing Date"):  November 7, 2011 for Alpha Growth Fund, November 9, 2011 for Research Core and November 14, 2011 for Equity Growth.  The number of Acquiring Fund Class A, Class C, Class I and Class Z shares to be issued to the relevant Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of the Fund and the Acquiring Fund (with net assets attributable to Class B and Class F shares of a Fund being exchanged for Class A and Class Z shares, respectively, of the Acquiring Fund), generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of each Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the respective Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the relevant Fund will liquidate and distribute pro rata to holders of its Class A, Class B, Class C, Class I and, if applicable, Class F shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I and, if applicable, Class Z shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class B shares of a Fund will receive Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth will receive Class Z shares of the Acquiring Fund.  After such distribution and the winding up of its affairs, the relevant Fund will cease operations and will be terminated as a series of the Trust or the Company, as appropriate.  After the relevant Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust or the Company, as applicable, on behalf of a Fund, and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust or the Company, as applicable, on behalf of the Funds, and the Acquiring Fund.

The total expenses of each Reorganization are expected to be approximately $140,000, $220,000 and $195,000 for Alpha Growth, Research Core and Equity Growth, respectively, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Board of the Trust or the Company, as appropriate.  The costs of any such outside solicitation firm, which would be borne by Dreyfus, are estimated to be approximately $15,800, $49,500 and $38,700 for Alpha Growth, Research Core and Equity Growth, respectively, which amounts are included in the estimated total expenses of the Reorganizations listed above.  The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganizations.

By approving the respective Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by shareholders of a Fund, the Board of the Trust or the Company, as appropriate, will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of each Fund's Investment Restrictions.  As to each Fund, since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of their Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of a Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  As to each Reorganization, the exchange of Fund assets for Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the respective Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to Alpha Growth and Research Core, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Class B shares of a Fund receiving Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth receiving Class Z shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class F and Class I shares, as applicable, for Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable (with holders of Class B shares of a Fund receiving Class A shares of the Acquiring Fund and holders of Class F shares of Equity Growth receiving Class Z shares of the Acquiring Fund), pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I and Class Z shares, as applicable, received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Funds and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of a Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the relevant Reorganization.

Capital Loss Carryforwards.  As of its fiscal year ended March 31, 2010, Alpha Growth had unused capital loss carryforwards of approximately $121.1 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $59.6 million of the capital loss carryforwards will expire on March 31, 2017 and approximately $61.5 million will expire on March 31, 2018, if unused prior to such dates.  A portion of Alpha Growth's capital loss carryforwards will be used to offset the Fund's year-to-date (through February 28, 2011) net realized tax gain of approximately $15.2 million, which would result in net capital loss carryforwards of approximately $105.9 million.

As of its fiscal year ended March 31, 2010, Research Core had unused capital loss carryforwards of approximately $691.2 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $385.3 million of the capital loss carryforwards expired on March 31, 2011.  Approximately $124.9 million will expire on March 31, 2012, approximately $90.4 million will expire on March 31, 2017 and approximately $90.6 million will expire on March 31, 2018, if unused prior to such dates.  The Fund's capital loss carryforwards set to expire on March 31, 2012, which represents a substantial portion of its remaining total capital loss carryforwards, will expire irrespective of the proposed Reorganization and much of it is expected to expire unused.

As of its fiscal year ended December 31, 2010, Equity Growth had unused capital loss carryforwards of approximately $115.6 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $37.3 million of the capital loss carryforwards will expire on December 31, 2016 and approximately $78.3 million will expire on December 31, 2017, if unused prior to such dates.  A portion of the Fund's capital loss carryforwards will be used to offset its year-to-date (through February 28, 2011) net realized tax gain of approximately $12.1 million, which would result in net capital loss carryforwards of approximately $103.5 million.

While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of each Fund as a result of the Reorganization of the relevant Fund, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes (as well as the Acquiring Fund's own capital loss carryforwards and possibly its own unrealized built-in losses, if any) may be significantly limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Acquiring Fund and each Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganizations are approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a substantial portion of the capital loss carryforwards of the Funds expiring unused.  Even in the absence of the Reorganizations, the Funds might not generate sufficient capital gains against which to utilize their respective capital loss carryforwards prior to the applicable expiration dates.

Sale of Portfolio Securities.  As of the date hereof, it is not anticipated that portfolio securities currently held by either Equity Growth, Research Core or the Acquiring Fund will be sold in connection with the relevant Reorganizations—either before a Reorganization (by either Fund or the Acquiring Fund) or after a Reorganization (by the combined fund).  In connection with the Reorganization of Alpha Growth, however, certain of the portfolio securities currently held by the Fund may be sold by the combined fund after consummation of the Reorganization, subject to any restrictions imposed by the Code.  The transaction costs associated with repositioning the combined fund's portfolio after consummation of the Reorganization would be borne by the combined fund and its shareholders.  Dreyfus currently estimates that up to approximately 60% of Alpha Growth's portfolio securities acquired by the Acquiring Fund in that Reorganization may subsequently be sold by the Acquiring Fund over time following the Reorganization.  Based on that assumption, Dreyfus estimates that brokerage commissions and other transaction costs associated with such post-Reorganization portfolio repositioning will be approximately $52,000.  The amount of portfolio securities of Alpha Growth that may ultimately be sold by the combined fund in connection with the Reorganization, as well as the related transaction costs associated with this portfolio repositioning, will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amounts stated above.  Any such disposition of portfolio securities also may result in a capital gain or loss depending upon the specific securities being sold and the combined fund's ability to use any available capital loss carryforwards.  The combined fund currently is not expected to recognize material capital gains as a result of repositioning the Fund's portfolio after the Reorganization.

The Funds, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization(s).

Required Vote and Board's Recommendation

The Trust's Board has approved, as to each of Alpha Growth and Research Core, the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The Company's Board has approved, as to Equity Growth, the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.

As to each Fund, the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization.

EACH OF THE TRUST'S BOARD AND THE COMPANY'S BOARD, AS APPROPRIATE, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUNDS

Information about the Acquiring Fund is incorporated by reference into this combined Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 002-33733).  Information about Alpha Growth and Research Core is incorporated by reference into this combined Prospectus/Proxy Statement from such Funds' respective Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-106576).  Information about Equity Growth is incorporated by reference into this combined Prospectus/Proxy Statement from such Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 002-17531).

The Funds and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Funds and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the combined Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the relevant Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting for a Fund, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  For Alpha Growth and Research Core, a quorum is constituted for each Fund by the presence in person or by proxy of the holders of 30% of the Fund's outstanding shares entitled to vote at the Meeting.  For Equity Growth, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

As of March 31, 2011, the following shareholders were known by the Funds to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the respective Fund:

	Percentage of Outstanding Shares of Alpha Growth

Name and Address	Before Reorganizations	After Reorganizations

Class A Shares
American Enterprise Investment SVC
707 Second Avenue South
Minneapolis, MN 55402-2405	24.8594%	4.1317%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	8.1457%	1.3538%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	6.1305%	1.0189%

UBS WM USA
499 Washington Boulevard
Jersey City, NJ 07310-1995	5.8377%	0.9702%

First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	5.1517%	0.8562%

Class B Shares
American Enterprise Investment SVC
707 Second Avenue South
Minneapolis, MN 55402-2405	24.4606%	0.5008%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	14.1857%	0.2904%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	13.1523%	0.2693%

Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	11.7456%	0.2405%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	7.9251%	0.1623%

Class C Shares
Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	19.9189%	6.3106%

First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	12.2396%	3.8777%

American Enterprise Investment SVC
707 Second Avenue South
Minneapolis, MN 55402-2405	9.0829%	2.8776%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	8.0626%	2.5543%

Morgan Stanley & Co.
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311	7.7170%	2.4448%

Charles Schwab & Co. Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151	6.9316%	2.1960%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	6.2271%	1.9728%

UBS WM USA
499 Washington Boulevard
Jersey City, NJ 07310-1995	6.2180%	1.9699%

Class I Shares
First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	36.9746%	8.4781%

Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	28.1746%	6.4603%

Orchard Trust Co. LLC, Trustee
Zimmer Motors Inc.
401(k) Profit Sharing Plan
c/o Fascorp
8515 E. Orchard Road
Englewood, CO 80111-5002	12.7635%	2.9266%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	5.8455%	1.3403%

	Percentage of Outstanding Shares of Equity Growth

Name and Address	Before Reorganizations	After Reorganizations

Class A Shares
Charles Schwab & Co. Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151	12.0836%	4.5594%

Citigroup Global Markets Inc.
333 West 34th Street
New York, NY 10001-2402	9.3448%	3.5260%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	8.3856%	3.1641%

Class B Shares
Citigroup Global Markets Inc.
333 West 34th Street
New York, NY 10001-2402	27.9321%	0.0128%

American Enterprise Investment SVC
P.O. Box 9446
Minneapolis, MN 55440-9446	15.4765%	0.0071%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	9.1713%	0.0042%

UBS WM USA
499 Washington Boulevard
Jersey City, NJ 07310-1995	8.7893%	0.0040%

TD Ameritrade Clearing Inc.
P.O. Box 2226
Omaha, NE 68103-2226	6.5920%	0.0030%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	5.7674%	0.0026%

Class C Shares
Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	61.3179%	1.9353%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	10.1016%	0.3188%

Class I Shares
Fidelity Investments Institutional Operations Co.
As Agent for Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999	47.8329%	9.2266%

First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	25.4009%	4.8996%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	9.0304%	1.7419%

Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	8.6486%	1.6682%

	Percentage of Outstanding Shares of Research Core

Name and Address	Before Reorganizations	After Reorganizations

Class A Shares
First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	19.5911%	7.1347%

Charles Schwab & Co. Inc.
FBO Milpitas
Attn: Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151	9.6581%	3.5173%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	9.4209%	3.4309%

TD Ameritrade Clearing Inc.
P.O. Box 2226
Omaha, NE 68103-2226	5.6907%	2.0725%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	5.4683%	1.9915%

Class B Shares
National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	10.5381%	0.1167%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	9.0669%	0.1004%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	8.8084%	0.0975%

Stifel Nicolaus & Co. Inc.
Exclusive Benefit of Customers
501 N. Broadway
St. Louis, MO 63102-2131	7.6054%	0.0842%

First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	7.3546%	0.0814%

Class C Shares
First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	21.0753%	13.6336%

Charles Schwab & Co. Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151	15.9814%	10.3384%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	8.0510%	5.2082%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	6.8324%	4.4199%

Class I Shares
Charles Schwab & Co. Inc.
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151	36.5837%	10.5227%

First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	12.0948%	3.4789%

TD Ameritrade Clearing Inc.
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226	10.0006%	2.8765%

Merrill Lynch
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	6.7333%	1.9367%

National Financial Services
82 Devonshire Street
Boston, MA 02109-3605	6.5467%	1.8830%

Morgan Stanley & Co.
Harborside Financial Center Plaza 2, 3rd Floor
Jersey City, NJ 07311	5.7074%	1.6416%

As of March 31, 2011, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganizations	After Reorganizations

Class A Shares
Charles Schwab & Co. Inc.
Reinvested Dividends
101 Montgomery Street
San Francisco, CA 94104-4151	75.9172%	4.5775%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	10.6039%	0.6394%

American Enterprise Investment SVC
P.O. Box 9446
Minneapolis, MN 55440-9446	7.5961%	0.4580%

Class C Shares
Citigroup Global Markets Inc.
333 West 34th Street
New York, NY 10001-2402	41.5896%	0.1965%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	12.0660%	0.0570%

Raymond James & Associates Inc.
FBO Cathryn C. Rybicki, Trustee
3418 Paddington Drive
Troy, MI 48084-1243	7.7353%	0.0365%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	7.4116%	0.0350%

American Enterprise Investment SVC
707 Second Avenue South
Minneapolis, MN 55402-2405	6.5056%	0.0307%

Class I Shares
First Clearing LLC
10750 Wheat First Drive
Glen Allen, VA 23060-9243	34.1914%	9.9217%

LPL Financial
9785 Towne Centre Drive
San Diego, CA 92121-1968	17.2754%	5.0130%

Urdang Capital Management Inc.
630 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1069	10.0974%	2.9301%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of March 31, 2011, Board members and officers of the Trust, the Company and the Acquiring Fund, as a group, owned less than 1% of the outstanding voting shares of the Trust, the Company and the Acquiring Fund, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of each of Alpha Growth and Research Core for its fiscal year ended March 31, 2010, the audited financial statements of Equity Growth for its fiscal year ended December 31, 2010, and the audited financial statements of the Acquiring Fund for its fiscal year ended February 28, 2011, each have been incorporated herein by reference in reliance upon the respective reports of Ernst & Young LLP, independent registered public accounting firm for Alpha Growth and Research Core and the Acquiring Fund, and KPMG LLP, independent registered public accounting firm for Equity Growth, given on their authority as experts in accounting and auditing.

OTHER MATTERS

Neither the Trust's Board of Trustees nor the Company's Board of Directors are aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Funds, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April __, 2011 (the "Agreement"), among [DREYFUS MANAGER FUNDS I][DREYFUS FUNDS, INC. (the ["Trust"]["Company"]), a [Massachusetts business trust][a Maryland corporation], on behalf of [DREYFUS ALPHA GROWTH FUND/DREYFUS RESEARCH CORE FUND][DREYFUS EQUITY GROWTH FUND] (the "Fund"), DREYFUS RESEARCH GROWTH FUND, INC. (the "Acquiring Fund"), a Maryland corporation, and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C[,][and] Class I [and Class Z] shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the [Trust][Company], a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock [and beneficial interest, respectively];

WHEREAS, the [Trust's][Company's] Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.        THE REORGANIZATION.

1.1  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2  The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3  The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4  Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5  The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6  As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class B, Class C[,][ and] Class I [and Class F] shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Class B shares of the Fund [and Class F shares of the Fund] will receive Class A shares [and Class Z shares] of the Acquiring Fund, [respectively,] received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the [Commonwealth of Massachusetts][State of Maryland] and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9  Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10  As soon as practicable after the Closing Date, the [Trust][Company] shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.   VALUATION.

2.1  The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4  All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.    CLOSING AND CLOSING DATE.

3.1  The Closing Date shall be [November 7, 2011 for Dreyfus Alpha Growth Fund, November 9, 2011 for Dreyfus Research Core Fund, November 14, 2011 for Dreyfus Equity Growth Fund], or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2  The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3  If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4  The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the [Trust's][Company's] Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the [Trust][Company] that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6  If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.    REPRESENTATIONS AND WARRANTIES.

4.1  The [Trust][Company], on behalf of the Fund, represents and warrants to the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the [Trust][Company], a [voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts][corporation duly organized and validly existing under the laws of the State of Maryland], and has the power to carry out its obligations under this Agreement.

(b)  The [Trust][Company] is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the [Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Declaration of Trust")][Company's Articles of Incorporation, as amended (the "Company's Charter")], or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the [Trust][Company] is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the [Trust][Company] is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the [Trust's][Company's] knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended [March 31, 2010][December 31, 2010] have been audited by [Ernst & Young LLP][KPMG LLP (for the fiscal year ended December 31, 2010 and, prior thereto, by Ernst & Young LLP)], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since [March 31, 2010][December 31, 2010], there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the [Trust][Company] no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the [Trust's][Company's] Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the [Trust][Company], on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the [Trust][Company], on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the combined Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the [Trust][Company] and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the [Trust][Company] and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2  The Acquiring Fund represents and warrants to the [Trust][Company], on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended February 28, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since February 28, 2011, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the [Trust][Company].

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.    COVENANTS OF THE [TRUST][COMPANY], ON BEHALF OF THE FUND, AND THE ACQUIRING FUND.

5.1  The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2  The [Trust][Company] will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4  As promptly as practicable, but in any case within sixty days after the Closing Date, the [Trust][Company] shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the [Trust's][Company's] President or its Vice President and Treasurer.

5.5  The [Trust][Company], on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7  The [Trust][Company], on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8  As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of the [Trust][Company], on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2  The [Trust][Company] shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the [Trust's][Company's] Treasurer.

6.3  The [Trust][Company] shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the [Trust's][Company's] name by the [Trust's][Company's] President or Vice President and the [Trust's][Company's] Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the [Trust][Company], on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2  The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and the Acquiring Fund's Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the [Trust's Declaration of Trust][Company's Charter] and the 1940 Act.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6  The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.   TERMINATION OF AGREEMENT; EXPENSES.

9.1  This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the [Trust][Company] or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2  If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the [Trust][Company] or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3  Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.  WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the [Trust][Company] or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.   MISCELLANEOUS.

11.1  None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2  This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3  This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the [Trust][Company], on behalf of the Fund, and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the [Commonwealth of Massachusetts and] the State of Maryland, [respectively,] without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4  This Agreement may be amended only by a signed writing between the parties.

11.5  This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the [Trust][Company] or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the [Trust's Declaration of Trust][the Company's Charter] or the Acquiring Fund's Charter, respectively[; a copy of the Trust's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices].  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the [Trust][Company], on behalf of the Fund, and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

[DREYFUS MANAGER FUNDS I][DREYFUS FUNDS, INC.], on behalf of [Dreyfus Alpha Growth Fund/Dreyfus Research Core Fund][Dreyfus Equity Growth Fund]

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS RESEARCH GROWTH FUND, INC.

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:
Jonathan Baum,
Chairman of the Board and Chief Executive Officer

ATTEST:
James Bitetto,
Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships for the past five years, are shown below.1

Name (Age) Position with the Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 - 2009)

Peggy C. Davis (67) Board Member (2006)
Shad Professor of Law, New York University School of Law

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

N/A
David P. Feldman (71) Board Member (1994)	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 - present) QMed, Inc., a healthcare company, Director (1999 - 2007)
Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)
Dr. Martin Peretz (71) Board Member (1971)	Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously Editor-in-Chief, 1974-2010) Director of TheStreet.com, a financial information service on the web (1996 - present)	N/A

_____________________
1 None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

Each Board member has been a Board member of Dreyfus mutual funds for over ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Acquiring Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

•
David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange Inc.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•
Dr. Martin Peretz – Dr. Peretz is Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010.  Dr. Peretz is also the co-founder and a director of TheStreet.com.  Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002.  He currently serves on the boards of a number of significant non-profit organizations.

[DREYFUS ALPHA GROWTH FUND]
[DREYFUS RESEARCH CORE FUND]

The undersigned shareholder of [Dreyfus Alpha Growth Fund][Dreyfus Research Core Fund] (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 18, 2011, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 11:00 a.m., on Thursday, August 11, 2011, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the combined Prospectus/Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[DREYFUS ALPHA GROWTH FUND]
[DREYFUS RESEARCH CORE FUND]

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, with holders of Class B shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and combined Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

DREYFUS EQUITY GROWTH FUND

The undersigned shareholder of Dreyfus Equity Growth Fund (the "Fund"), a series of Dreyfus Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on May 18, 2011, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 11:00 a.m., on Thursday, August 11, 2011, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the combined Prospectus/Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS EQUITY GROWTH FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, with holders of Class B and Class F shares of the Fund receiving Class A and Class Z shares of the Acquiring Fund, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and combined Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Subject to Completion, May 23, 2011

COMBINED STATEMENT OF ADDITIONAL INFORMATION
May __, 2011
Acquisition of the Assets of
DREYFUS ALPHA GROWTH FUND DREYFUS RESEARCH CORE FUND (Each a Series of Dreyfus Manager Funds I) and DREYFUS EQUITY GROWTH FUND (A Series of Dreyfus Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611
By and in Exchange for Class A, Class C, Class I and Class Z Shares of
DREYFUS RESEARCH GROWTH FUND, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This combined Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement dated May __, 2011 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Alpha Growth Fund, Dreyfus Research Core Fund and Dreyfus Equity Growth Fund (each, a "Fund") in exchange solely for Class A, Class C, Class I and Class Z shares, as applicable, of Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund").  With respect to each Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This combined Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.  The Acquiring Fund's Statement of Additional Information dated July 1, 2010.

2.  The Acquiring Fund's Annual Report for the fiscal year ended February 28, 2011.

3.  The Statement of Additional Information of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund dated August 1, 2010.

4.      The Statement of Additional Information of Dreyfus Equity Growth Fund dated May 1, 2011.

5.  The Annual Report of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund for the fiscal year ended March 31, 2010.

6.      The Annual Report of Dreyfus Equity Growth Fund for the fiscal year ended December 31, 2010.

7.  The Semi-Annual Report of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund for the six-month period ended September 30, 2010.

8.  Pro forma financials for the combined Funds and Acquiring Fund as of February 28, 2011.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report, and the Funds' Annual Report, are incorporated herein by reference.  The combined Prospectus/Proxy Statement dated May __, 2011 may be obtained by writing to the Funds or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated July 1, 2010 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A, filed on June 25, 2010 (File No. 2-33733).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended February 28, 2011, filed on April 27, 2011.

The Statement of Additional Information of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund dated August 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on July 28, 2010 (File No. 333-106576).  The financial statements of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund are incorporated herein by reference to each Fund's Annual Report for its fiscal year ended March 31, 2010, filed on May 26, 2010, and each Fund's Semi-Annual Report for the six-month period ended September 30, 2010, filed on November 23, 2010.

The Statement of Additional Information of Dreyfus Equity Growth Fund dated May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on April 28, 2011 (File No. 002-17531).  The financial statements of Dreyfus Equity Growth Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2010, filed on March 3, 2011.

Dreyfus Research Growth Fund
PRO FORMA STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

	Dreyfus Research Growth Fund		Dreyfus Equity Growth Fund		Dreyfus Alpha Growth Fund(*)		Dreyfus Research Core Fund		Dreyfus Research Growth Fund Pro Forma Combined (**)	Dreyfus Research Growth Fund	Dreyfus Equity Growth Fund	Dreyfus Alpha Growth Fund(*)	Dreyfus Research Core Fund	Dreyfus Research Growth Fund Pro Forma Combined (**)

Common Stocks--98.6%					Shares							Value ($)
Consumer Discretionary--13.8%
Abercrombie & Fitch, Cl. A	26,820		43,850						70,670	1,538,663	2,515,674			4,054,337
Amazon.com	14,560	a	25,480	a			12,390	a	52,430	2,523,102	4,415,429		2,147,063	9,085,594
Autoliv					45,200				45,200			3,385,028		3,385,028
AutoZone					5,400	a			5,400			1,392,930		1,392,930
Carnival	40,470		67,274				49,880		157,624	1,726,855	2,870,582		2,128,379	6,725,816
Dick's Sporting Goods	41,120	a	67,280	a					108,400	1,527,197	2,498,779			4,025,976
DIRECTV, Cl. A	59,330	a	95,400	a			44,790	a	199,520	2,727,400	4,385,538		2,058,996	9,171,934
Ford Motor					24,300	a			24,300			365,715		365,715
General Motors	29,170		48,580				35,520		113,270	978,070	1,628,887		1,190,986	3,797,943
Guess?	29,130		46,760				34,320		110,210	1,319,298	2,117,760		1,554,353	4,991,411
ITT Educational Services					14,700	a,b			14,700			1,114,995		1,114,995
Johnson Controls	38,250		62,070				58,360		158,680	1,560,600	2,532,456		2,381,088	6,474,144
Limited Brands	61,660		100,270				69,620		231,550	1,974,353	3,210,645		2,229,232	7,414,230
Lowe's	67,370		108,230				69,400		245,000	1,763,073	2,832,379		1,816,198	6,411,650
Macy's	111,260		174,850				128,980		415,090	2,659,114	4,178,915		3,082,622	9,920,651
Netflix	8,890	a,b	14,020	a,b					22,910	1,837,296	2,897,513			4,734,809
Newell Rubbermaid	131,560		207,390				136,380		475,330	2,544,370	4,010,923		2,637,589	9,192,882
Nordstrom	67,450		106,030				78,210		251,690	3,052,787	4,798,918		3,539,785	11,391,490
Omnicom Group	46,960		76,140				32,470		155,570	2,390,264	3,875,526		1,652,723	7,918,513
Stanley Black & Decker	26,140		41,980				30,780		98,900	1,982,196	3,183,343		2,334,047	7,499,586
Staples	107,690		172,980						280,670	2,293,797	3,684,474			5,978,271
Starbucks					96,800				96,800			3,192,464		3,192,464
Target					71,700				71,700			3,767,835		3,767,835
Walt Disney	65,430		106,070				69,810		241,310	2,861,908	4,639,502		3,053,489	10,554,899
Washington Post, Cl. B					4,700	b			4,700			2,035,523		2,035,523
										37,260,343	60,277,243	15,254,490	31,806,550	144,598,626
Consumer Staples--9.4%
Coca-Cola					112,300				112,300			2,953,490		2,953,490
Colgate-Palmolive					18,800				18,800			1,476,176		1,476,176
Dr. Pepper Snapple Group	40,660		65,190		78,800		47,290		231,940	1,466,199	2,350,751	2,841,528	1,705,277	8,363,755
Energizer Holdings	21,130	a	37,480	a			27,490	a	86,100	1,412,118	2,504,788		1,837,157	5,754,063
Hormel Foods					31,200				31,200			854,880		854,880
Kraft Foods, Cl. A	53,640		87,930						141,570	1,707,898	2,799,691			4,507,589
Kroger					107,300				107,300			2,457,170		2,457,170
PepsiCo	63,690		102,090				78,860		244,640	4,039,220	6,474,548		5,001,301	15,515,069
Philip Morris International	83,210		136,130				66,030		285,370	5,223,924	8,546,241		4,145,363	17,915,528
Procter & Gamble	50,560		79,700				117,770		248,030	3,187,808	5,025,085		7,425,399	15,638,292
Wal-Mart Stores					37,000				37,000			1,923,260		1,923,260
Walgreen	57,560		93,290		30,600		69,780		251,230	2,494,650	4,043,189	1,326,204	3,024,265	10,888,308
Whole Foods Market	44,760		73,110				60,580		178,450	2,621,146	4,281,322		3,547,565	10,450,033
										22,152,963	36,025,615	13,832,708	26,686,327	98,697,613
Energy--12.1%
Apache							44,000		44,000				5,483,280	5,483,280
Arch Coal					18,500				18,500			620,305		620,305
Cameron International	39,460	a	65,420	a			47,940	a	152,820	2,333,269	3,868,285		2,834,692	9,036,246
Chevron	21,720		7,790		41,000				70,510	2,253,450	808,213	4,253,750		7,315,413
Cimarex Energy					22,500				22,500			2,612,925		2,612,925
ConocoPhillips					21,700				21,700			1,689,779		1,689,779
Exxon Mobil	140,130		262,880		61,200		131,010		595,220	11,985,319	22,484,126	5,234,436	11,205,285	50,909,166
Forest Oil					4,700	a			4,700			166,803		166,803
Halliburton	47,550		77,300				56,940		181,790	2,231,997	3,628,462		2,672,764	8,533,223
Newfield Exploration	20,560	a	33,000	a			34,920	a	88,480	1,496,562	2,402,070		2,541,827	6,440,459
Occidental Petroleum	23,250		38,460				37,350		99,060	2,370,803	3,921,766		3,808,580	10,101,149
Schlumberger	64,300		104,490				60,250		229,040	6,006,906	9,761,456		5,628,555	21,396,917
Whiting Petroleum					31,000	a			31,000			2,025,540		2,025,540
										28,678,306	46,874,378	16,603,538	34,174,983	126,331,205
Financial--5.9%
Ameriprise Financial							49,600		49,600				3,140,672	3,140,672
Annaly Capital Management					34,400	d			34,400			616,792		616,792
Bank of America							564,700		564,700				8,069,563	8,069,563
Capital One Financial	28,240		30,070						58,310	1,405,505	1,496,584			2,902,089
Charles Schwab	99,110		158,410						257,520	1,880,117	3,005,038			4,885,155
Citigroup							1,445,000	a	1,445,000				6,762,600	6,762,600
Comerica							78,440		78,440				3,051,316	3,051,316
Discover Financial Services							107,880		107,880				2,346,390	2,346,390
Hartford Financial Services Group	78,900		127,100				103,200		309,200	2,335,440	3,762,160		3,054,720	9,152,320
Janus Capital Group	134,010		214,190	b					348,200	1,799,754	2,876,572			4,676,326
Moody's					122,600				122,600			3,910,940		3,910,940
Prudential Financial							43,150		43,150				2,840,565	2,840,565
Unum Group							88,150		88,150				2,338,620	2,338,620
Wells Fargo & Co.							213,070		213,070				6,873,638	6,873,638
										7,420,816	11,140,354	4,527,732	38,478,084	61,566,986
Health Care--11.2%
Abbott Laboratories					3,000				3,000			144,300		144,300
Agilent Technologies	38,150	a	60,580	a			48,510	a	147,240	1,605,352	2,549,206		2,041,301	6,195,859
Alexion Pharmaceuticals	15,690	a	24,900	a					40,590	1,510,633	2,397,372			3,908,005
Allergan	21,210		34,150	b			19,100		74,460	1,573,146	2,532,905		1,416,647	5,522,698
Allscripts Healthcare Solutions	72,200	a	114,790	a			71,260	a	258,250	1,541,470	2,450,766		1,521,401	5,513,637
Amgen					46,800	a			46,800			2,402,244		2,402,244
Biogen Idec					14,700	a			14,700			1,005,480		1,005,480
C.R. Bard					5,200	b			5,200			508,352		508,352
Celgene					11,700	a			11,700			621,270		621,270
Covidien	47,070		74,880				38,280		160,230	2,421,751	3,852,576		1,969,506	8,243,833
Dendreon	35,470	a	58,540	a,b			42,520	a	136,530	1,191,437	1,966,359		1,428,247	4,586,043
Edwards Lifesciences							19,810	a	19,810				1,684,642	1,684,642
Eli Lilly & Co.					84,700				84,700			2,927,232		2,927,232
Express Scripts	28,720	a	46,550	a	64,700	a			139,970	1,614,638	2,617,041	3,637,434		7,869,113
Hospira	22,620	a	37,340	a					59,960	1,195,467	1,973,419			3,168,886
Humana					23,500	a			23,500			1,527,735		1,527,735
Illumina	17,590	a,b	27,860	a,b			20,470	a,b	65,920	1,220,746	1,933,484		1,420,618	4,574,848
Johnson & Johnson					54,600				54,600			3,354,624		3,354,624
McKesson	24,760		39,350				32,910		97,020	1,962,973	3,119,668		2,609,105	7,691,746
Merck & Co.							94,700		94,700				3,084,379	3,084,379
Pfizer	84,440		153,464				295,420		533,324	1,624,626	2,952,647		5,683,881	10,261,154
Sanofi-Aventis, ADR	35,350		56,070				41,730		133,150	1,222,403	1,938,901		1,443,023	4,604,327
St. Jude Medical	44,660		71,640		6,300		53,920		176,520	2,138,321	3,430,123	301,644	2,581,690	8,451,778
Thermo Fisher Scientific							41,350	a	41,350				2,308,157	2,308,157
UnitedHealth Group							46,640		46,640				1,985,931	1,985,931
Vertex Pharmaceuticals	33,390	a	53,210	a,b			43,050	a	129,650	1,558,311	2,483,311		2,009,144	6,050,766
Warner Chilcott, Cl. A	51,660		82,840				69,690		204,190	1,223,309	1,961,651		1,650,259	4,835,219
Watson Pharmaceuticals	26,450	a	41,680	a					68,130	1,480,936	2,333,663			3,814,599
										25,085,519	40,493,092	16,430,315	34,837,931	116,846,857
Industrial--11.9%
Caterpillar	68,360		110,710				67,720		246,790	7,036,295	11,395,380		6,970,420	25,402,095
Cooper Industries	51,910		83,350				51,400		186,660	3,340,408	5,363,572		3,307,590	12,011,570
Cummins	30,160		50,150				38,560		118,870	3,049,779	5,071,168		3,899,187	12,020,134
Dover	42,340		69,161				41,410		152,911	2,720,345	4,443,594		2,660,593	9,824,532
Eaton	29,450								29,450	3,262,471				3,262,471
General Electric	180,580		292,450		92,300		328,100		893,430	3,777,734	6,118,054	1,930,916	6,863,852	18,690,556
Ingersoll-Rand	89,570		146,150	b			66,460		302,180	4,057,521	6,620,595		3,010,638	13,688,754
L-3 Communications Holdings					30,900				30,900			2,450,061		2,450,061
Owens Corning	50,710	a	80,470	a,b			59,290	a	190,470	1,811,868	2,875,193		2,118,432	6,805,493
Southwest Airlines					134,000				134,000			1,585,220		1,585,220
Textron					85,600	b			85,600			2,318,904		2,318,904
Timken					58,200				58,200			2,835,504		2,835,504
Toro					30,800				30,800			1,921,920		1,921,920
United Technologies			93,350				50,410		143,760		7,798,459		4,211,251	12,009,710
										29,056,421	49,686,015	13,042,525	33,041,963	124,826,924
Information Technology--28.7%
Activision Blizzard					238,100				238,100			2,647,672		2,647,672
Alcatel-Lucent, ADR	245,520	a	402,480	a			296,950	a	944,950	1,203,048	1,972,152		1,455,055	4,630,255
Amphenol, Cl. A	43,940		72,060				54,470		170,470	2,525,671	4,142,009		3,130,935	9,798,615
Apple	33,760	a	59,974	a	18,579	a	28,320	a	140,633	11,924,369	21,183,417	6,562,289	10,002,907	49,672,982
BMC Software	57,580	a	93,390	a					150,970	2,850,210	4,622,805			7,473,015
Broadcom, Cl. A							37,200	a	37,200				1,841,400	1,841,400
Cisco Systems					36,000	a			36,000			668,160		668,160
Computer Sciences					20,400				20,400			981,852		981,852
Corning	112,680		133,050		129,200		124,130		499,060	2,598,401	3,068,133	2,979,352	2,862,438	11,508,324
Cree			57,170	a,b					57,170		3,011,144			3,011,144
F5 Networks	16,480	a	25,370	a			12,410	a	54,260	1,944,805	2,993,914		1,464,504	6,403,223
First Solar					10,700	a,b			10,700			1,577,073		1,577,073
Fiserv					17,900	a			17,900			1,132,533		1,132,533
Google, Cl. A	13,640	a	22,116	a	900	a	11,300	a	47,956	8,366,776	13,565,954	552,060	6,931,420	29,416,210
Hewlett-Packard					32,088				32,088			1,399,999		1,399,999
Informatica	34,310	a	55,090	a,b			53,330	a	142,730	1,612,913	2,589,781		2,507,043	6,709,737
International Business Machines	49,960		78,920		38,600		45,560		213,040	8,087,525	12,775,570	6,248,568	7,375,253	34,486,916
Lam Research					37,400	a			37,400			2,053,260		2,053,260
Lexmark International, Cl. A					47,000	a			47,000			1,763,910		1,763,910
MasterCard, Cl. A					7,500				7,500			1,804,200		1,804,200
Microsoft					228,901				228,901			6,084,189		6,084,189
Motorola Mobility Holdings	39,970	a	65,530	a			68,378	a	173,878	1,207,094	1,979,006		2,065,016	5,251,116
NetApp	47,860	a	73,700	a			36,870	a	158,430	2,472,448	3,807,342		1,904,704	8,184,494
OmniVision Technologies	61,780	a	60,250	a					122,030	1,891,704	1,844,855			3,736,559
Oracle	213,300		348,030		44,400		179,960		785,690	7,017,570	11,450,187	1,460,760	5,920,684	25,849,201
Paychex	84,800		133,640				89,330		307,770	2,851,824	4,494,313		3,004,168	10,350,305
QUALCOMM	140,570		227,300				88,760		456,630	8,375,161	13,542,534		5,288,321	27,206,016
Salesforce.com	14,070	a	22,180	a					36,250	1,861,039	2,933,749			4,794,788
SanDisk					57,700	a			57,700			2,861,920		2,861,920
Teradata	59,400	a	96,530	a			54,930	a	210,860	2,840,508	4,616,065		2,626,753	10,083,326
Trimble Navigation	47,810	a	79,100	a					126,910	2,349,862	3,887,765			6,237,627
Visa, Cl. A					46,900				46,900			3,426,045		3,426,045
Vishay Intertechnology					128,000	a			128,000			2,233,600		2,233,600
VMware, Cl. A	23,900	a	38,330	a					62,230	1,999,235	3,206,305			5,205,540
										73,980,163	121,687,000	46,437,442	58,380,601	300,485,206
Materials--4.2%
Air Products & Chemicals	28,520		44,790						73,310	2,623,840	4,120,680			6,744,520
Ball					62,500				62,500			2,256,250		2,256,250
Crown Holdings	48,830	a	78,270	a			48,780	a	175,880	1,878,978	3,011,830		1,877,054	6,767,862
Eastman Chemical							35,220		35,220				3,289,900	3,289,900
Freeport-McMoRan Copper & Gold	52,500		82,520		80,000		61,480		276,500	2,779,875	4,369,434	4,236,000	3,255,366	14,640,675
Lubrizol					27,200				27,200			2,961,264		2,961,264
Mosaic	32,490		51,030						83,520	2,789,267	4,380,926			7,170,193
										10,071,960	15,882,870	9,453,514	8,422,320	43,830,664
Telecommunication Services--0.8%
AT&T					100,200		203,620		303,820			2,843,676	5,778,735	8,622,411

Utilities--0.6%
American Electric Power							48,900		48,900				1,749,642	1,749,642
DPL					54,400				54,400			1,415,488		1,415,488
NextEra Energy							46,400		46,400				2,573,808	2,573,808
Wisconsin Energy					1,800				1,800			106,560		106,560

												1,522,048	4,323,450	5,845,498
Total Common Stocks
(cost $177,360,903, $283,662,459, $120,458,352, $232,429,804 and $813,911,518, respectively)										233,706,491	382,066,567	139,947,988	275,930,944	1,031,651,990

Other Investment--1.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,563,000, $3,034,000, $1,302,000, $6,875,000 and $12,774,000, respectively)	1,563,000	c	3,034,000	c	1,302,000	c	6,875,000	c	12,774,000	1,563,000	3,034,000	1,302,000	6,875,000	12,774,000

Investment of Cash Collateral for
Securities Loaned--3.3%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund			22,853,070	c					22,853,070		22,853,070			22,853,070
Dreyfus Institutional Cash
Advantage Plus Fund	4,545,122	c			5,556,384	c	1,308,033	c	11,409,539	4,545,122		5,556,384	1,308,033	11,409,539
(cost $4,545,122, $22,853,070, $5,556,384, $1,308,033 and $34,262,609, respectively)										4,545,122	22,853,070	5,556,384	1,308,033	34,262,609

Total Investments (cost $183,469,025, $309,549,529, $127,316,736, $240,612,837 and $860,948,127, respectively)									103.1%	239,814,613	407,953,637	146,806,372	284,113,977	1,078,688,599
Liabilities, Less Cash and Receivables									(3.1%)	(1,671,874)	(23,745,478)	(5,529,515)	(1,869,616)	(32,816,483)
Net Assets									100.0%	238,142,739	384,208,159	141,276,857	282,244,361	1,045,872,116

ADR - American Depository Receipts

a	Non-income producing security.

b
Security, or portion thereof, on loan. At February 28, 2011, the total value of securities on loan is $2,752,238, $22,231,493, $5,361,703, $1,278,556 and $31,623,990, respectively and the total value of the collateral held by the funds is $4,545,122, $22,853,070, $5,556,384, $1,308,033 and $34,262,609, respectively.

c	Investment in affiliated money market mutual fund.

d	Investment in real estate investment trust.

* As of 2/28/2011, all of the securities held by Dreyfus Equity Growth Fund, Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund comport with the investment strategies and restrictions of Dreyfus Research Growth Fund, and management will not be required to dispose of any portfolio securities as a result of the mergers.

**As discussed in the combined Prospectus/Proxy Statement, certain of the securities held by Dreyfus Alpha Growth Fund are expected to be sold, in management's discretion, after the consummation of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Research Growth Fund, Inc.
Pro Forma Statement of Assets and Liabilities (Unaudited)
February 28, 2011		Dreyfus Research Growth Fund, Inc.	Dreyfus Equity Growth Fund	Dreyfus Alpha Growth Fund	Dreyfus Research Core Fund	Adjustments		Dreyfus Research Growth Fund, Inc. Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$233,706,491	$382,066,567	$139,947,988	$275,930,944			$1,031,651,990
	Affiliated issuers	6,108,122	25,887,070	6,858,384	8,183,033			47,036,609
	Cash	1,426,110	-	37,959	-			1,464,069
	Receivable for investment securities sold	6,666,084	-	-	-			6,666,084
	Dividends and interest receivable	334,126	545,483	376,942	410,937			1,667,488
	Receivable for shares of Common Stock subscribed	346,021	46,817	38,701	2,088			433,627
	Prepaid expenses	17,270	37,684	16,597	36,633			108,184

	Total Assets	248,604,224	408,583,621	147,276,571	284,563,635			1,089,028,051

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	175,809	298,655	151,658	309,402			935,524
	Cash overdraft due to Custodian	-	109,797	-	127,185			236,982
	Payable for investment securities purchased	5,624,303	763,550	-	-			6,387,853
	Liability for securities on loan	4,545,122	22,853,070	5,556,384	1,308,033			34,262,609
	Payable for shares of Common Stock redeemed	37,886	69,335	182,628	270,316			560,165
	Accrued expenses	78,365	281,055	109,044	304,338			772,802

	Total Liabilities	10,461,485	24,375,462	5,999,714	2,319,274			43,155,935

NET ASSETS		$238,142,739	$384,208,159	$141,276,857	$282,244,361			$1,045,872,116

REPRESENTED BY:	Paid-in capital	$196,270,421	$407,528,771	$227,476,175	$924,138,343			$1,755,413,710
	Accumulated undistributed investment income - net	907,443	1,094,383	399,620	354,181			2,755,627
	Accumulated net realized gain (loss) on investments	(15,380,713)	(122,819,103)	(106,088,574)	(685,749,303)			(930,037,693)
	Accumulated net unrealized appreciation
	(depreciation) on investments	56,345,588	98,404,108	19,489,636	43,501,140			217,740,472

NET ASSETS		$238,142,739	$384,208,159	$141,276,857	$282,244,361			$1,045,872,116

Dreyfus Research Growth Fund, Inc., Class A shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets		$33,262,893				$518,501,690	(a)	$551,764,583
Shares outstanding		3,429,851				53,453,789	(a)	56,883,640
Net asset value, and redemption
price per share		$9.70						$9.70
Maximum offering price per share (net asset value
plus maximum sales charge)		$10.29						$10.29

Dreyfus Research Growth Fund, Inc., Class C shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets		$513,725				$108,210,452	(a)	$108,724,177
Shares outstanding		53,833				11,341,999	(a)	11,395,832
Net asset value, and redemption
price per share		$9.54						$9.54

Dreyfus Research Growth Fund, Inc., Class I shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets		$4,856,853				$11,876,419	(a)	$16,733,272
Shares outstanding		499,081				1,220,817	(a)	1,719,898
Net asset value, and redemption
price per share		$9.73						$9.73

Dreyfus Research Growth Fund, Inc., Class Z shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets		$199,509,268				$169,140,816	(a)	$368,650,084
Shares outstanding		20,351,209				17,270,458	(a)	37,621,667
Net asset value, and redemption
price per share		$9.80						$9.80

Dreyfus Equity Growth Fund, Class A shares (1 billion shares of $.001 par value Common Stock authorized)
Net Assets			$208,157,385
Shares outstanding			33,151,927
Net asset value, and redemption
price per share			$6.28
Maximum offering price per share (net asset value
plus maximum sales charge)			$6.66

Dreyfus Equity Growth Fund, Class B shares (50 million shares of $.001 par value Common Stock authorized)
Net Assets			$252,228
Shares outstanding			43,493
Net asset value, and redemption
price per share			$5.80

Dreyfus Equity Growth Fund, Class C shares (250 million shares of $.001 par value Common Stock authorized)
Net Assets			$3,431,171
Shares outstanding			592,619
Net asset value, and redemption
price per share			$5.79

Dreyfus Equity Growth Fund, Class F shares (700 million shares of $.001 par value Common Stock authorized)
Net Assets			$169,140,816
Shares outstanding			26,281,132
Net asset value, and redemption
price per share			$6.44

Dreyfus Equity Growth Fund, Class I shares (150 million shares of $.001 par value Common Stock authorized)
Net Assets			$3,226,559
Shares outstanding			505,952
Net asset value, and redemption
price per share			$6.38

Dreyfus Alpha Growth Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$91,702,018
Shares outstanding				4,615,197
Net asset value, and redemption
price per share				$19.87
Maximum offering price per share (net asset value
plus maximum sales charge)				$21.08

Dreyfus Alpha Growth Fund, Class B shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$11,298,850
Shares outstanding				617,996
Net asset value, and redemption
price per share				$18.28

Dreyfus Alpha Growth Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$34,439,743
Shares outstanding				1,870,870
Net asset value, and redemption
price per share				$18.41

Dreyfus Alpha Growth Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$3,836,246
Shares outstanding				192,725
Net asset value, and redemption
price per share				$19.91

Dreyfus Research Core Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets					$200,980,865
Shares outstanding					7,272,719
Net asset value, and redemption
price per share					$27.63
Maximum offering price per share (net asset value
plus maximum sales charge)					$29.32

Dreyfus Research Core Fund, Class B shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets					$6,110,344
Shares outstanding					241,854
Net asset value, and redemption
price per share					$25.26

Dreyfus Research Core Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets					$70,339,538
Shares outstanding					2,779,790
Net asset value, and redemption
price per share					$25.30

Dreyfus Research Core Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets					$4,813,614
Shares outstanding					163,001
Net asset value, and redemption
price per share					$29.53

* Investments in securities, at cost
Unaffiliated issuers		$177,360,903	$283,662,459	$120,458,352	$232,429,804			$813,911,518
Affiliated issuers		$6,108,122	$25,887,070	$6,858,384	$8,183,033			$47,036,609
Market value of securities on loan		$2,752,238	$22,231,493	$5,361,703	$1,278,556			$31,623,990

(a)	Adjustment to reflect the exchange of shares outstanding from Dreyfus Equity Growth Fund, Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund to Dreyfus Research Growth Fund, Inc.

See notes to unaudited pro forma financial statements.

Dreyfus Research Growth Fund, Inc.
Pro Forma Statement of Operations (Unaudited)
Twelve months ended February 28, 2011		Dreyfus Research Growth Fund, Inc.	Dreyfus Equity Growth Fund	Dreyfus Alpha Growth Fund	Dreyfus Research Core Fund	Adjustments		Dreyfus Research Growth Fund, Inc. Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $42 foreign taxes withheld for Dreyfus Large Cap Growth Fund)
	Unaffiliated issuers	$2,671,295	$5,079,994	$2,843,256	$4,495,299			$15,089,844
	Affiliated issuers	8,858	9,043	1,654	6,637			26,192
	Income from securities lending	4,449	7,410	17,569	4,744			34,172
	Total Income	2,684,602	5,096,447	2,862,479	4,506,680			15,150,208

EXPENSES:	Management fee	1,325,962	2,142,448	1,083,348	1,986,293	$521,288	(a)	7,059,339
	Shareholder servicing costs	261,777	970,094	663,984	1,568,763	(225,000)	(b)	3,239,618
	Professional fees	72,858	64,911	58,702	69,993	(185,000)	(b)	81,464
	Registration fees	58,389	77,011	49,622	48,177	(155,000)	(b)	78,199
	Custodian fees	15,758	7,643	12,603	24,752	15,500	(b)	76,256
	Directors' fees and expenses	12,278	67,658	11,700	19,776	(82,500)	(b)	28,912
	Prospectus and shareholders' reports	5,302	141,411	4,694	50,352	(145,500)	(b)	56,259
	Loan commitment fees	2,189	243	3,285	6,306			12,023
	Distribution fees	627	61,476	354,446	588,543			1,005,092
	Accounting fees	-	201,640	-	-	(201,640)	(b)	-
	License fee	-	-	-	253,053	(253,053)	(b)	-
	Interest expense	-	-	55	-			55
	Miscellaneous	12,702	40,502	13,465	23,037	(23,500)	(b)	66,206
	Total Expenses	1,769,009	3,775,037	2,255,904	4,639,045	(734,405)		11,703,423

	Less - reduction in management fee
	due to undertaking	-	-	-	(390,388)	390,388	(c)	-
	Less - reduction in custody fees due to earnings credits	(1,167)	(2,338)	(976)	(3,664)	-		(11,618)
	Net Expenses	1,767,842	3,772,699	2,254,928	4,244,993	(344,017)		11,691,805

INVESTMENT INCOME - NET		916,760	1,323,748	607,551	261,687	344,017		3,458,403

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	19,455,262	38,300,913	19,301,531	13,985,708			91,043,414
	Net unrealized appreciation (depreciation) on investments	29,068,048	54,450,141	4,659,711	34,399,767			122,577,667

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		48,523,310	92,751,054	23,961,242	48,385,475			213,621,081

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ($):		$49,444,710	$94,074,802	$24,568,793	$48,647,162	$344,017		$217,079,484

(a)	Reflects increase in management fee paid by combined fund, due to 5 basis point increase on Dreyfus Research Core Fund's assets and 11 basis point increase on Dreyfus Equity Growth Fund's assets.
(b)	Reflects an adjustment to expense primarily due to economics of scale on the combined fund's asset size.
(c)	Reflects the adjustment of the management fee undertaking to be commensurate with that of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Research Growth Fund, Inc.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At a meeting held on April 7, 2011, the Board of Directors of Dreyfus Research Growth Fund, Inc. (the "Acquiring Fund") and the Board of Trustees of Dreyfus Manager Funds I, on behalf of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund, and at a meeting held on April 12, 2011, the Board of Directors of Dreyfus Funds, Inc., on behalf of Dreyfus Equity Growth Fund (Dreyfus Equity Growth Fund, Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund may be referred to herein individually as a "Fund" and collectively as the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C, Class I and Class Z shares of the Acquiring Fund (with holders of Class B and Class F shares of Dreyfus Equity Growth Fund to receive Class A and Class Z shares, respectively, of the Acquiring Fund and holders of Class B shares of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund to receive Class A shares of the Acquiring Fund) equal in value to the assets less liabilities of the respective Fund (each, an "Exchange").  The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds.  Shareholders of each Fund will receive shares of the corresponding class of the Acquiring Fund (with holders of Class B and Class F shares of Dreyfus Equity Growth Fund to receive Class A and Class Z shares, respectively, of the Acquiring Fund and holders of Class B shares of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund to receive Class A shares of the Acquiring Fund) in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on February 28, 2011.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended February 28, 2011.  These pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the relevant Exchange as of March 1, 2010.  Each Fund Exchange will be voted on separately by the respective Fund's shareholders and is not conditional upon shareholders approving the other Fund Exchanges or on any other Exchange approvals.  These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. The fiscal year end is February 28 for the Acquiring Fund, December 31 for Dreyfus Equity Growth Fund and March 31 for Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each Exchange occurred on February 28, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.  Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.  Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value.  When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board.  Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.  For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1 at February 28, 2011.

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on February 28, 2011 by the net asset value per share of the corresponding class of the Acquiring Fund on February 28, 2011.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on March 1, 2010.  The Dreyfus Corporation will bear the expenses of each Exchange.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

DREYFUS RESEARCH GROWTH FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed June 25, 2010 (File No. 2-33733).

Item 16	Exhibits.

(1)(a)	Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 26, 1996.

(1)(b)	Articles Supplementary is incorporated by reference to Exhibit (a)(ii) of Post-Effective-Amendment No. 58 to the Registration Statement on Form N-1A, filed on September 25, 2008.

(1)(c)	Articles of Amendment is incorporated by reference to Exhibit (a)(iii) of Post-Effective-Amendment No. 59 to the Registration Statement on Form N-1A, filed on June 26, 2009.

(2)	Registrant’s By-Laws, as amended and restated, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed on June 27, 2006.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibit (1) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on June 26, 2007.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on June 26, 2007.

(7)(b)	Forms of Service Agreements are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on June 26, 2007.

(7)(c)	Forms of Supplement to Service Agreements is incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on June 26, 2007.

(8)	Not applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on June 29, 2004.

(10)(a)	Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, filed on June 26, 2008.

(10)(b)	Shareholder Services Plan—Class Z shares is incorporated by reference to Exhibit (h(ii) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on September 25, 2008.

(10)(c)	Shareholder Services Plan is incorporated by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on September 25, 2008.

(10)(d)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on September 25, 2008.

(10)(e)	18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on July 15, 2009.

(11)	Opinion and Consent of Registrant's counsel.**

(12)(a)	Opinion and Consent of counsel regarding tax matters—Dreyfus Alpha Growth Fund.***

(12)(b)	Opinion and Consent of counsel regarding tax matters—Dreyfus Research Core Fund.***

(12)(c)	Opinion and Consent of counsel regarding tax matters—Dreyfus Equity Growth Fund.***

(13)	Not Applicable.

(14)(a)	Consents of Independent Registered Public Accounting Firm—Ernst & Young LLP.*

(14)(b)	Consent of Independent Registered Public Accounting Firm—KPMG LLP.*

(15)	Not Applicable.

(16)	Power of Attorney.**

(17)(a)	Forms of Proxy.*

(17)(b)
The Prospectus and Statement of Additional Information of Dreyfus Research Growth Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, filed June 25, 2010 (File No. 2-33733).

________________________
*	Filed herein or herewith.
**	Incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-173642) filed with the Securities and Exchange Commission on April 21, 2011.
***	To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 23rd day of May, 2011.

DREYFUS RESEARCH GROWTH FUND, INC.

By:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Amendment to the Registration Statement below.

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	May 23, 2011
Bradley J. Skapyak

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	May 23, 2011
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	May 23, 2011
Joseph S. DiMartino

/s/ Peggy C. Davis*	Board Member	May 23, 2011
Peggy C. Davis

/s/ David P. Feldman*	Board Member	May 23, 2011
David P. Feldman

/s/ James F. Henry*	Board Member	May 23, 2011
James F. Henry

/s/ Ehud Houminer *	Board Member	May 23, 2011
Ehud Houminer

/s/ Martin Peretz*	Board Member	May 23, 2011
Martin Peretz*

*By:	/s/ Jeff Prusnofksy
Jeff Prusnofsky, Attorney-in-fact

Exhibit Index

(14)(a)	Consents of Independent Registered Public Accounting Firm—Ernst & Young LLP.
(14)(b)	Consent of Independent Registered Public Accounting Firm—KPMG LLP.